                                                                    EXHIBIT 99.4

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - x
                                :
In re:                          :       Chapter 11
                                :
POLAROID CORPORATION,           :       Case No. 01-10864 (PJW)
      et al.,                   :
                                :       Jointly Administered
              Debtors.          :
                                :x
- - - - - - - - - - - - - - - -

                NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
               PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002

          PLEASE TAKE NOTICE that on April 15, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the MONTHLY OPERATING REPORTS OF POLAROID CORPORATION, et al., FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

          PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        April 15, 2002


                                   ---------------------------------------
                                   Gregg M. Galardi (I.D. No. 2991)
                                   Mark L. Desgrosseilliers (I.D. No. 4083)
                                   SKADDEN, ARPS, SLATE, MEAGHER
                                     & FLOM LLP
                                   One Rodney Square
                                   P.O. Box 636
                                   Wilmington, Delaware  19899-0636
                                   (302) 651-3000

                                        - and -

                                   Eric W. Kaup
                                   SKADDEN, ARPS, SLATE, MEAGHER
                                       & FLOM (ILLINOIS)
                                   333 West Wacker Drive
                                   Chicago, Illinois 60606
                                   (312) 407-0700

                                        Attorneys for Debtors and
                                          Debtors-in-Possession

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                         FOR PERIOD ENDED March 3, 2001

Debtors Names:                                Case Number:
Polaroid Corporation                          01-10864
Inner City, Inc.                              01-10865
Polaroid Asia Pacific Limited                 01-10866
Polaroid Latin America                        01-10867
Polaroid Digital Solutions, Inc.              01-10868
Polaroid Eyewear, Inc.                        01-10869
Polaroid ID Systems, Inc.                     01-10870
Polaroid Malaysia Limited                     01-10871
PRD Capital, Inc.                             01-10872
PRD Investment, Inc.                          01-10874
International Polaroid Corporation            01-10875
Mag-Media Ltd.                                01-10876
PMC, Inc.                                     01-10877
Polaroid Asia Pacific International, Inc.     01-10878
Polaroid Dry Imaging, LLC                     01-10879
Polaroid Eyewear FarEast, Inc.                01-10881
Polaroid Memorial Drive, LLC                  01-10882
Sub Debt Partners Corp.                       01-10883
Polaroid Online services, Inc.                01-10884
Polaroid Partners, Inc.                       01-10885
Polint, Inc.                                  01-10886

As Vice President and Treasurer of Polaroid Corporation, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

   Statement of Operations
   Balance Sheet
   Statement of Cash Flows
   Statement of Cash Receipts and Cash Disbursements
   Statement of Postpetition Taxes
along with the required information on the accounts receivable reconciliation and aging, and the debtor questionnaire and that this information has been prepared in accordance normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in February 2002.)

Polaroid Corporation under my direction and supervision prepared the attached monthly report. Polaroid Corporation verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


Dated:   April 11, 2002                     /s/ ANDRA S. BOLOTIN
                                            --------------------------------
                                                  Debtor in Possession

                                            Title: Vice President and Treasurer

                                            Phone Number: (781)386-2000

                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                  FEBRUARY 2002

MUST BE COMPLETED EACH MONTH                                                                  YES         NO
1. Have any assets been sold or transferred outside the normal course of
   business this reporting period? If yes, provide an explanation below.                      Yes

   In February 2002, with the approval of the Bankruptcy Court, Polaroid
   Corporation sold the assets of its Transducer and Fingerprint Technology businesses. Most of cash proceeds from these sales were used to repay the Company's secured bank borrowings. Also, with the approval of the Bankruptcy
   Court, Polaroid Corporation closed on the sale of the assets of its subsidiary, Polaroid Digital Solutions, Inc. in February but the cash proceeds from this transaction were not received until the next business day which was in fiscal March. (See Exhibit B for a summary of the February asset sales.) Other than the sales listed above, no other assets have been sold or transferred outside the normal course of business.

2. Have any funds been disbursed from any account other than a debtor in                                  No
   possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed? If no, provide an                     Yes(A)
   explanation below.
   (A) As previously reported in the December 2001 report to the Bankruptcy
   Court, Polaroid Corporation ("Polaroid"), with the approval of the Court, sold its large government identification business assets to Digimarc
   Corporation ("Digimarc"). In three states where the assets that were sold are located, Polaroid could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Polaroid who would not have to pay a sales tax on the sale.

   As of the date of this report, Polaroid has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Polaroid has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Polaroid expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Polaroid would owe the three states approximately $600,000 plus interest. Although Polaroid believes such an outcome would be unlikely, Polaroid has sufficient cash to cover any adverse conclusion on this matter.

4. Are workers compensation, general liability and other necessary insurance                  Yes
   coverages in effect? If no, provide an explanation below.

                              POLAROID CORPORATION                     EXHIBIT A
                        PROFESSIONAL FEE PAYMENT SUMMARY

                  VENDOR                                     NOV, 2001  DEC, 2001    JAN, 2002   FEB, 2002
                  ------                                     ---------  ---------    ---------   ---------
Skadden, Arps, Slate, Meagher & Flom (Illinois)
Zolfo Cooper, LLC                                                                                $ 340,166
Arthur Andersen LLP                                                                   $  8,400
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.
Donlin, Recano & Company, Inc.                                $ 19,500                           $  85,611
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                           $ 351,399
Groom Law Group
Greenberg Traurig LLP

Total                                                         $ 19,500    $     0     $  8,400   $ 777,176

                                                                       EXHIBIT B

                               ASSET SALE SUMMARY
                                  FEBRUARY 2002

                                        POLAROID DIGITAL                      FINGERPRINT
                                        SOLUTIONS, INC.       TRANSDUCER      TECHNOLOGY        TOTAL
                                        ----------------      ----------      -----------    -----------
GAIN ON SALE:

Cash Proceeds from Sale                      $         0(A)   $  662,156      $   796,900    $ 1,459,056

Net Book Value of Assets Sold                   (254,498)         474208                0        219,710
                                        ----------------      ----------      -----------    -----------

Net Gain on Sale                             $ 4,817,483(A)   $  187,948      $   796,900    $ 5,802,331
                                        ================      ==========      ===========    ===========

(A)  $4,562,985 Cash Proceeds Received next business day which was fiscal March.

SALE PROCEEDS DISTRIBUTION:
U.S. bank loan repayment                     $         0      $  500,000      $   796,900    $ 1,296,900

To U.S. Bank lenders -in escrow                        0         162,156                0        162,156
                                        ----------------      ----------      -----------    -----------

Total Sale Proceeds Distribution             $         0      $  662,156      $   796,900    $ 1,459,056
                                        ================      ==========      ===========    ===========

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002
(IN U.S. $'S)

                                                   POLAROID   POLAROID LATIN  POLAROID ASIA                        POLAROID
                                                 CORPORATION   AMERICA CORP.   PACIFIC LTD.  INNER CITY, INC.    EYEWEAR, INC.
                                                ------------------------------------------------------------------------------
Sales: 3rd party                                 192,346,641       5,782,486              -               (54)               -
Intercompany-US to Foreign                        91,082,148               -              -                 -                -
Intercompany-Domestic Subs                         1,213,398               -              -                 -                -
Intercompany-Foreign to US                                 -           4,513              -                 -                -
Intercompany-Foreign Subs                                  -       1,581,568              -                 -                -
Intercompany Royalty                              (8,129,108)              -              -                 -                -
                                                ------------------------------------------------------------------------------
  TOTAL NET SALES                                276,513,078       7,368,567              -               (54)               -

Cost of Sales: 3rd party                         188,005,549       5,497,252         92,181               (54)         461,361
     Intercompany                                 65,618,413       1,888,466              -                 -                -
     Intercompany Royalty                                  -               -              -                 -                -
                                                ------------------------------------------------------------------------------
  TOTAL COST OF SALES                            253,623,962       7,385,718         92,181               (54)         461,361

GROSS MARGIN                                      22,889,117         (17,151)       (92,181)                -         (461,361)

Operating Expenses:
     Marketing                                    72,233,774       2,109,506              -                 -          140,001
     General & Administrative                     21,566,570               -              -             4,736                -
     Research & Engineering                       17,152,905               -              -                 -                -
     Restructuring & Other                                 -          23,259              -                 -                -
     Severance                                     1,826,900          35,260              -                 -                -
     Profit Sharing                                 (862,935)              -              -                 -                -
                                                ------------------------------------------------------------------------------
  TOTAL EXPENSES                                 111,917,213       2,168,025              -             4,736          140,001

                                                ------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                  (89,028,096)     (2,185,176)       (92,181)           (4,736)        (601,362)

Other Income:
     Interest Income - 3rd party                           1              90              -                 -                -
     Interest Income - Intercompany                  117,825               -              -                 -                -
     Other Income - 3rd party                    (31,768,682)         72,259              -            33,131                -
     Other Income - Intercompany                  (1,044,262)              -              -                 -                -
     Interest Expense - 3rd party                   (543,361)         34,760              -                 -                -
     Interest Expense - Intercompany                       -               -              -                 -                -
                                                ------------------------------------------------------------------------------
  NET OTHER INCOME                               (32,151,757)         37,589              -            33,131                -

EXCHANGE GAIN/(LOSS)                               1,110,277         (37,604)             -                 -         (127,165)
                                                ------------------------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE   (120,069,576)     (2,185,191)       (92,181)           28,395         (728,527)

NET REORGANIZATION EXPENSE                         7,902,847          (1,764)             -                 -                -

INCOME TAX EXPENSE / (BENEFIT)                    (4,798,604)         83,178              -                 -                -

                                                ------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                           (123,173,820)     (2,266,605)       (92,181)           28,395         (728,527)
                                                ==============================================================================

                                               POLAROID DIGITAL    POLAROID ID
                                                SOLUTIONS, INC.   SYSTEMS, INC.
                                               --------------------------------
Sales: 3rd party                                        983,217      10,395,950
Intercompany-US to Foreign                                    -          69,675
Intercompany-Domestic Subs                                    -               -
Intercompany-Foreign to US                                    -               -
Intercompany-Foreign Subs                                     -               -
Intercompany Royalty                                          -               -
                                               --------------------------------
  TOTAL NET SALES                                       983,217      10,465,625

Cost of Sales: 3rd party                                 87,358       7,370,794
     Intercompany                                             -          55,061
     Intercompany Royalty                                     -               -
                                               --------------------------------
  TOTAL COST OF SALES                                    87,358       7,425,855

GROSS MARGIN                                            895,859       3,039,770

Operating Expenses:
     Marketing                                        1,958,074         175,333
     General & Administrative                                 -               -
     Research & Engineering                                   -          65,491
     Restructuring & Other                                    -               -
     Severance                                                -               -
     Profit Sharing                                           -               -
                                               --------------------------------
  TOTAL EXPENSES                                      1,958,074         240,824

                                               --------------------------------
PROFIT / (LOSS) FROM OPERATIONS                      (1,062,215)      2,798,946

Other Income:
     Interest Income - 3rd party                              -               -
     Interest Income - Intercompany                           -               -
     Other Income - 3rd party                         4,817,483        (190,157)
     Other Income - Intercompany                              -         (16,781)
     Interest Expense - 3rd party                             -          14,469
     Interest Expense - Intercompany                          -               -
                                               --------------------------------
  NET OTHER INCOME                                    4,817,483        (221,407)

EXCHANGE GAIN/(LOSS)                                          -               -
                                               --------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE         3,755,268       2,577,539

NET REORGANIZATION EXPENSE                               (1,418)              -

INCOME TAX EXPENSE / (BENEFIT)                                -         106,229

                                               --------------------------------
NET EARNINGS / (LOSS)                                 3,756,686       2,471,310
                                               ================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002
(IN U.S. $'S)

                                                  POLAROID        SUB DEBT          PRD               PRD        POLAROID MEMORIAL
                                                MALAYSIA, LTD.  PARTNERS CORP.  INVESTMENT, INC.  CAPITAL, INC.      DRIVE LLC
                                              ------------------------------------------------------------------------------------
Sales: 3rd party                                       496,304             -                 -              -                  -
Intercompany-US to Foreign                                   -             -                 -              -                  -
Intercompany-Domestic Subs                                   -             -                 -              -                  -
Intercompany-Foreign to US                                   -             -                 -              -                  -
Intercompany-Foreign Subs                                    -             -                 -              -                  -
Intercompany Royalty                                         -             -                 -              -                  -
                                              ------------------------------------------------------------------------------------
  TOTAL NET SALES                                      496,304             -                 -              -                  -

Cost of Sales: 3rd party                               321,295             -                 -              -                  -
     Intercompany                                            -             -                 -              -                  -
     Intercompany Royalty                                    -             -                 -              -                  -
                                              ------------------------------------------------------------------------------------
  TOTAL COST OF SALES                                  321,295             -                 -              -                  -

GROSS MARGIN                                           175,009             -                 -              -                  -

Operating Expenses:
     Marketing                                          78,119             -                 -              -                  -
     General & Administrative                                -             -                 -              -                  -
     Research & Engineering                                  -             -                 -              -                  -
     Restructuring & Other                                   -             -                 -              -                  -
     Severance                                               -             -                 -              -                  -
     Profit Sharing                           ------------------------------------------------------------------------------------
  TOTAL EXPENSES                                        78,119             -                 -              -                  -

                                              ------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                         96,890             -                 -              -                  -

Other Income:
     Interest Income - 3rd party                             -             -                 -              -                  -
     Interest Income - Intercompany                     54,455             -                 -              -                  -
     Other Income - 3rd party                               16             -                 -              -                  -
     Other Income - Intercompany                             -             -                 -              -                  -
     Interest Expense - 3rd party                          173             -                 -              -                  -
     Interest Expense - Intercompany                         -             -                 -              -                  -
                                              ------------------------------------------------------------------------------------
  NET OTHER INCOME                                      54,298             -                 -              -                  -

EXCHANGE GAIN/(LOSS)                                    16,351             -                 -              -                  -
                                              ------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          167,539             -                 -              -                  -

NET REORGANIZATION EXPENSE                                   -             -                 -              -                  -

INCOME TAX EXPENSE / (BENEFIT)                          54,739             -                 -              -                  -

                                              ------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                  112,800             -                 -              -                  -
                                              ====================================================================================

                                                POLAROID
                                              PARTNERS, INC.  POLINT, INC.
                                              -------------------------------
Sales: 3rd party                                         -             -
Intercompany-US to Foreign                               -             -
Intercompany-Domestic Subs                               -             -
Intercompany-Foreign to US                               -             -
Intercompany-Foreign Subs                                -             -
Intercompany Royalty                                     -             -
                                              -------------------------------
  TOTAL NET SALES                                        -             -

Cost of Sales: 3rd party                                 -             -
     Intercompany                                        -             -
     Intercompany Royalty                                -             -
                                              -------------------------------
  TOTAL COST OF SALES                                    -             -

GROSS MARGIN                                             -             -

Operating Expenses:
     Marketing                                           -             -
     General & Administrative                            -             -
     Research & Engineering                              -             -
     Restructuring & Other                               -             -
     Severance                                           -             -
     Profit Sharing                           -------------------------------
  TOTAL EXPENSES                                         -             -

                                              -------------------------------
PROFIT / (LOSS) FROM OPERATIONS                          -             -

Other Income:
     Interest Income - 3rd party                         -             -
     Interest Income - Intercompany                      -             -
     Other Income - 3rd party                            -             -
     Other Income - Intercompany                         -             -
     Interest Expense - 3rd party                        -             -
     Interest Expense - Intercompany                     -             -
                                              -------------------------------
  NET OTHER INCOME                                       -             -

EXCHANGE GAIN/(LOSS)                                     -             -
                                              -------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE            -             -

NET REORGANIZATION EXPENSE                               -             -

INCOME TAX EXPENSE / (BENEFIT)                           -             -

                                              -------------------------------
NET EARNINGS / (LOSS)                                    -             -
                                              ===============================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002
(IN U.S. $'S)

                                                 POLAROD ASIA
                                                    PACIFIC                      INTERNATIONAL   MAG MEDIA,  POLAROID EYEWEAR
                                               INTERNATIONAL, INC.    PMC, INC.  POLAROID CORP.   LIMITED      FAR EAST INC.
                                              --------------------------------------------------------------------------------
Sales: 3rd party                                               -            -               -           -                 -
Intercompany-US to Foreign                                     -            -               -           -                 -
Intercompany-Domestic Subs                                     -            -               -           -                 -
Intercompany-Foreign to US                                     -            -               -           -                 -
Intercompany-Foreign Subs                                      -            -               -           -                 -
Intercompany Royalty                                           -            -               -           -                 -
                                              --------------------------------------------------------------------------------
  TOTAL NET SALES                                              -            -               -           -                 -

Cost of Sales: 3rd party                                       -            -               -           -                 -
     Intercompany                                              -            -               -           -                 -
     Intercompany Royalty                                      -            -               -           -                 -
                                              --------------------------------------------------------------------------------
  TOTAL COST OF SALES                                          -            -               -           -                 -

GROSS MARGIN                                                   -            -               -           -                 -

Operating Expenses:
     Marketing                                                 -            -               -           -                 -
     General & Administrative                                  -            -               -           -                 -
     Research & Engineering                                    -            -               -           -                 -
     Restructuring & Other                                     -            -               -           -                 -
     Severance                                                 -            -               -           -                 -
     Profit Sharing                                            -            -               -           -                 -
                                              --------------------------------------------------------------------------------
  TOTAL EXPENSES                                               -            -               -           -                 -

                                              --------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                -            -               -           -                 -

Other Income:
     Interest Income - 3rd party                               -            -               -           -                 -
     Interest Income - Intercompany                            -            -               -           -                 -
     Other Income - 3rd party                                  -            -               -           -                 -
     Other Income - Intercompany                               -            -               -           -                 -
     Interest Expense - 3rd party                              -            -               -           -                 -
     Interest Expense - Intercompany                           -            -               -           -                 -
  NET OTHER INCOME                                             -            -               -           -                 -
                                              --------------------------------------------------------------------------------
EXCHANGE GAIN/(LOSS)                                           -            -               -           -                 -
                                              --------------------------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                  -            -               -           -                 -

NET REORGANIZATION EXPENSE                                     -            -               -           -                 -

INCOME TAX EXPENSE / (BENEFIT)                                 -            -               -           -                 -

                                              --------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                          -            -               -           -                 -
                                              ================================================================================

                                                               POLAROID
                                              POLAROID DRY      ONLINE
                                               IMAGING LLC   SERVICES, INC.
                                              ------------------------------
Sales: 3rd party                                       -                -
Intercompany-US to Foreign                             -                -
Intercompany-Domestic Subs                             -                -
Intercompany-Foreign to US                             -                -
Intercompany-Foreign Subs                              -                -
Intercompany Royalty                                   -                -
                                              -----------------------------
  TOTAL NET SALES                                      -                -

Cost of Sales: 3rd party                               -                -
     Intercompany                                      -                -
     Intercompany Royalty                              -                -
                                              -----------------------------
  TOTAL COST OF SALES                                  -                -

GROSS MARGIN                                           -                -

Operating Expenses:
     Marketing                                         -                -
     General & Administrative                          -                -
     Research & Engineering                            -                -
     Restructuring & Other                             -                -
     Severance                                         -                -
     Profit Sharing                                    -                -
                                              -----------------------------
  TOTAL EXPENSES                                       -                -

                                              -----------------------------
PROFIT / (LOSS) FROM OPERATIONS                        -                -

Other Income:                                          -                -
     Interest Income - 3rd party                       -                -
     Interest Income - Intercompany                    -                -
     Other Income - 3rd party                          -                -
     Other Income - Intercompany                       -                -
     Interest Expense - 3rd party                      -                -
     Interest Expense - Intercompany                   -                -
                                              -----------------------------
  NET OTHER INCOME                                     -                -

EXCHANGE GAIN/(LOSS)                                   -                -
                                              -----------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          -                -

NET REORGANIZATION EXPENSE                             -                -

INCOME TAX EXPENSE / (BENEFIT)                         -                -
                                              -----------------------------
NET EARNINGS / (LOSS)                                  -                -
                                              =============================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002
(IN U.S. $'S)

                                                   SUBTOTAL     US ADJUSTMENTS     ELIMINATIONS      TOTAL
                                              -------------------------------------------------------------------
Sales: 3rd party                                 210,004,544                 -               -     210,004,544
Intercompany-US to Foreign                        91,151,823                 -        (862,681)     90,289,142
Intercompany-Domestic Subs                         1,213,398                 -      (1,213,397)              0
Intercompany-Foreign to US                             4,513                 -          (4,513)              -
Intercompany-Foreign Subs                          1,581,568                 -               -       1,581,568
Intercompany Royalty                              (8,129,108)                -               -      (8,129,108)
                                              -------------------------------------------------------------------
  TOTAL NET SALES                                295,826,737                 -      (2,080,591)    293,746,146

Cost of Sales: 3rd party                         201,835,736           507,983        (364,946)    201,978,773
     Intercompany                                 67,561,940                 -       2,078,415      69,640,355
     Intercompany Royalty                                  -                 -               -               -
                                              -------------------------------------------------------------------
  TOTAL COST OF SALES                            269,397,676           507,983       1,713,470     271,619,128

GROSS MARGIN                                      26,429,062          (507,983)     (3,794,061)     22,127,018

Operating Expenses:
     Marketing                                    76,694,807            11,970               -      76,706,777
     General & Administrative                     21,571,306                 -               -      21,571,306
     Research & Engineering                       17,218,396                 -               -      17,218,396
     Restructuring & Other                            23,259                 -               -          23,259
     Severance                                     1,862,160                 -          10,740       1,872,900
     Profit Sharing                                 (862,935)                -               -        (862,935)
                                              -------------------------------------------------------------------
  TOTAL EXPENSES                                 116,506,992            11,970          10,740     116,529,702

                                              -------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                  (90,077,930)         (519,953)     (3,804,801)    (94,402,684)

Other Income:
     Interest Income - 3rd party                          91                 -               -              91
     Interest Income - Intercompany                  172,280                 -               -         172,280
     Other Income - 3rd party                    (27,035,950)                -               -     (27,035,950)
     Other Income - Intercompany                  (1,061,043)                -               -      (1,061,043)
     Interest Expense - 3rd party                   (493,959)                -               -        (493,959)
     Interest Expense - Intercompany                       -                 -               -               -
                                              -------------------------------------------------------------------
  NET OTHER INCOME                               (27,430,663)                -               -     (27,430,663)

EXCHANGE GAIN/(LOSS)                                 961,859                 -               -         961,859
                                              -------------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE   (116,546,734)         (519,953)     (3,804,801)   (120,871,488)

NET REORGANIZATION EXPENSE                         7,899,665                 -               -       7,899,665

INCOME TAX EXPENSE / (BENEFIT)                    (4,554,458)       (1,067,686)     (1,800,625)     (7,422,769)

                                              -------------------------------------------------------------------
NET EARNINGS / (LOSS)                           (119,891,942)          547,733      (2,004,176)   (121,348,385)
                                              ===================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 3, 2002
(IN U.S. $'S)

                                                         POLAROID    POLAROID LATIN    POLAROID ASIA
                                                       CORPORATION    AMERICA CORP.     PACIFIC LTD.   INNER CITY, INC.
                                                      ------------------------------------------------------------------
Sales: 3rd party                                        39,537,816        2,008,170                -                  -
Intercompany-US to Foreign                              43,583,768                -                -                  -
Intercompany-Domestic Subs                               1,160,618                -                -                  -
Intercompany-Foreign to US                                       -            3,563                -                  -
Intercompany-Foreign Subs                                        -          594,219                -                  -
Intercompany Royalty                                     2,870,793                -                -                  -
                                                      ------------------------------------------------------------------
   TOTAL NET SALES                                      87,152,995        2,605,952                -                  -

COS: 3rd party                                          31,817,132        1,841,958           61,608                  -
     Intercompany                                       32,912,821          636,544                -                  -
     Intercompany Royalty                                        -                -                -                  -
                                                      ------------------------------------------------------------------
   TOTAL COS                                            64,729,952        2,478,502           61,608                  -

GROSS MARGIN                                            22,423,043          127,450          (61,608)                 -

Operating Expenses:
     Marketing                                          21,238,911          597,622                -                  -
     General & Administrative                            7,369,980                -                -                  -
     Research & Engineering                              6,674,282                -                -                  -
     Restructuring & Other                                       -           23,259                -                  -
     Severance                                                   -           35,260                -                  -
     Profit Sharing                                        (35,702)               -                -                  -
                                                      ------------------------------------------------------------------
   TOTAL EXPENSES                                       35,247,471          656,141                -                  -

                                                      ------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        (12,824,429)        (528,691)         (61,608)                 -

Other Income:
     Interest Income - 3rd party                                 -                -                -                  -
     Interest Income - Intercompany                         39,027                -                -                  -
     Other Income - 3rd party                            5,112,955           22,009                -             33,131
     Other Income - Intercompany                            (6,774)               -                -                  -
     Interest Expense - 3rd party                          285,816           13,993                -                  -
     Interest Expense - Intercompany                             -                -                -                  -
                                                      ------------------------------------------------------------------
   NET OTHER INCOME                                      4,859,392            8,016                -             33,131

EXCHANGE GAIN/(LOSS)                                      (286,903)         (12,302)               -                  -
                                                      ------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE           (8,251,940)        (532,977)         (61,608)            33,131

NET REORGANIZATION EXPENSE                               2,509,311             (278)               -                  -

INCOME TAX EXPENSE / (BENEFIT)                             103,260                -                -                  -

                                                      ------------------------------------------------------------------
NET EARNINGS / (LOSS)                                  (10,864,511)        (532,699)         (61,608)            33,131
                                                      ==================================================================

                                                        POLAROID       POLAROID DIGITAL    POLAROID ID
                                                      EYEWEAR, INC.     SOLUTIONS, INC.   SYSTEMS, INC.
                                                     --------------------------------------------------
Sales: 3rd party                                                  -            (255,152)        730,767
Intercompany-US to Foreign                                        -                   -          33,795
Intercompany-Domestic Subs                                        -                   -               -
Intercompany-Foreign to US                                        -                   -               -
Intercompany-Foreign Subs                                         -                   -               -
Intercompany Royalty                                              -                   -               -
                                                     --------------------------------------------------
   TOTAL NET SALES                                                -            (255,152)        764,562

COS: 3rd party                                                    -              19,790         600,749
     Intercompany                                                 -                   -          26,454
     Intercompany Royalty                                         -                   -               -
                                                     --------------------------------------------------
   TOTAL COS                                                      -              19,790         627,203

GROSS MARGIN                                                      -            (274,942)        137,359

Operating Expenses:
     Marketing                                                    -             786,093               -
     General & Administrative                                     -                   -               -
     Research & Engineering                                       -                   -               -
     Restructuring & Other                                        -                   -               -
     Severance                                                    -                   -               -
     Profit Sharing                                               -                   -               -
                                                     --------------------------------------------------
   TOTAL EXPENSES                                                 -             786,093               -

                                                     --------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                   -          (1,061,035)        137,359

Other Income:
     Interest Income - 3rd party                                  -                   -               -
     Interest Income - Intercompany                               -                   -               -
     Other Income - 3rd party                                     -           4,817,483               -
     Other Income - Intercompany                                  -                   -               -
     Interest Expense - 3rd party                                 -                   -               -
     Interest Expense - Intercompany                              -                   -               -
                                                     --------------------------------------------------
   NET OTHER INCOME                                               -           4,817,483               -

EXCHANGE GAIN/(LOSS)                                       (127,165)                  -               -
                                                     --------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE              (127,165)          3,756,448         137,359

NET REORGANIZATION EXPENSE                                        -                (393)              -

INCOME TAX EXPENSE / (BENEFIT)                                    -                   -               -
                                                     --------------------------------------------------
NET EARNINGS / (LOSS)                                      (127,165)          3,756,841         137,359
                                                     ==================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 3, 2002
(IN U.S. $'S)

                                                   POLAROID        SUB DEBT           PRD              PRD
                                                MALAYSIA, LTD.   PARTNERS CORP.  INVESTMENT, INC.  CAPITAL, INC.
                                              ------------------------------------------------------------------
Sales: 3rd party                                        73,410              -                 -              -
Intercompany-US to Foreign                                   -              -                 -              -
Intercompany-Domestic Subs                                   -              -                 -              -
Intercompany-Foreign to US                                   -              -                 -              -
Intercompany-Foreign Subs                                    -              -                 -              -
Intercompany Royalty                                         -              -                 -              -
                                              ------------------------------------------------------------------
   TOTAL NET SALES                                      73,410              -                 -              -

COS: 3rd party                                          60,983              -                 -              -
     Intercompany                                            -              -                 -              -
     Intercompany Royalty                                    -              -                 -              -
                                              ------------------------------------------------------------------
   TOTAL COS                                            60,983              -                 -              -

GROSS MARGIN                                            12,427              -                 -              -

Operating Expenses:
     Marketing                                          34,361              -                 -              -
     General & Administrative                                -              -                 -              -
     Research & Engineering                                  -              -                 -              -
     Restructuring & Other                                   -              -                 -              -
     Severance                                               -              -                 -              -
     Profit Sharing                                          -              -                 -              -
                                              ------------------------------------------------------------------
   TOTAL EXPENSES                                       34,361              -                 -              -

                                              ------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        (21,934)             -                 -              -

Other Income:
     Interest Income - 3rd party                             -              -                 -              -
     Interest Income - Intercompany                     22,264              -                 -              -
     Other Income - 3rd party                               16              -                 -              -
     Other Income - Intercompany                             -              -                 -              -
     Interest Expense - 3rd party                           96              -                 -              -
     Interest Expense - Intercompany                         -              -                 -              -
                                              ------------------------------------------------------------------
   NET OTHER INCOME                                     22,184              -                 -              -

EXCHANGE GAIN/(LOSS)                                      (356)             -                 -              -
                                              ------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             (106)             -                 -              -

NET REORGANIZATION EXPENSE                                   -              -                 -              -

INCOME TAX EXPENSE / (BENEFIT)                           6,035              -                 -              -

                                              ------------------------------------------------------------------
NET EARNINGS / (LOSS)                                   (6,141)             -                 -              -
                                              ==================================================================

                                              POLAROID MEMORIAL     POLAROID
                                                  DRIVE LLC       PARTNERS, INC.  POLINT, INC.
                                              ------------------------------------------------
Sales: 3rd party                                            -                -             -
Intercompany-US to Foreign                                  -                -             -
Intercompany-Domestic Subs                                  -                -             -
Intercompany-Foreign to US                                  -                -             -
Intercompany-Foreign Subs                                   -                -             -
Intercompany Royalty                                        -                -             -
                                              ------------------------------------------------
   TOTAL NET SALES                                          -                -             -

COS: 3rd party                                              -                -             -
     Intercompany                                           -                -             -
     Intercompany Royalty                                   -                -             -
                                              ------------------------------------------------
   TOTAL COS                                                -                -             -

GROSS MARGIN                                                -                -             -

Operating Expenses:
     Marketing                                              -                -             -
     General & Administrative                               -                -             -
     Research & Engineering                                 -                -             -
     Restructuring & Other                                  -                -             -
     Severance                                              -                -             -
     Profit Sharing                                         -                -             -
                                              ------------------------------------------------
   TOTAL EXPENSES                                           -                -             -

                                              ------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                             -                -             -

Other Income:
     Interest Income - 3rd party                            -                -             -
     Interest Income - Intercompany                         -                -             -
     Other Income - 3rd party                               -                -             -
     Other Income - Intercompany                            -                -             -
     Interest Expense - 3rd party                           -                -             -
     Interest Expense - Intercompany                        -                -             -
                                              ------------------------------------------------
   NET OTHER INCOME                                         -                -             -

EXCHANGE GAIN/(LOSS)                                        -                -             -
                                              ------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE               -                -             -

NET REORGANIZATION EXPENSE                                  -                -             -

INCOME TAX EXPENSE / (BENEFIT)                              -                -             -

                                              ------------------------------------------------
NET EARNINGS / (LOSS)                                       -                -             -
                                              ================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 3, 2002
(IN U.S. $'S)

                                              POLAROID ASIA
                                                  PACIFIC                      INTERNATIONAL    MAG MEDIA,  POLAROID EYEWEAR
                                             INTERNATIONAL, INC.   PMC, INC.   POLAROID CORP.    LIMITED      FAR EAST INC.
                                           ----------------------------------------------------------------------------------
Sales: 3rd party                                             -           -                -           -                   -
Intercompany-US to Foreign                                   -           -                -           -                   -
Intercompany-Domestic Subs                                   -           -                -           -                   -
Intercompany-Foreign to US                                   -           -                -           -                   -
Intercompany-Foreign Subs                                    -           -                -           -                   -
Intercompany Royalty                                         -           -                -           -                   -
                                           ----------------------------------------------------------------------------------
   TOTAL NET SALES                                           -           -                -           -                   -

COS: 3rd party                                               -           -                -           -                   -
     Intercompany                                            -           -                -           -                   -
     Intercompany Royalty                                    -           -                -           -                   -
                                           ----------------------------------------------------------------------------------
   TOTAL COS                                                 -           -                -           -                   -

GROSS MARGIN                                                 -           -                -           -                   -

Operating Expenses:                                          -           -                -           -                   -
     Marketing                                               -           -                -           -                   -
     General & Administrative                                -           -                -           -                   -
     Research & Engineering                                  -           -                -           -                   -
     Restructuring & Other                                   -           -                -           -                   -
     Severance                                               -           -                -           -                   -
     Profit Sharing                                          -           -                -           -                   -
                                           ----------------------------------------------------------------------------------
   TOTAL EXPENSES                                            -           -                -           -                   -

                                           ----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                              -           -                -           -                   -

Other Income:
     Interest Income - 3rd party                             -           -                -           -                   -
     Interest Income - Intercompany                          -           -                -           -                   -
     Other Income - 3rd party                                -           -                -           -                   -
     Other Income - Intercompany                             -           -                -           -                   -
     Interest Expense - 3rd party                            -           -                -           -                   -
     Interest Expense - Intercompany                         -           -                -           -                   -
                                           ----------------------------------------------------------------------------------
   NET OTHER INCOME                                          -           -                -           -                   -

EXCHANGE GAIN/(LOSS)                                         -           -                -           -                   -
                                           ----------------------------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG.
  EXPENSE                                                    -           -                -           -                   -

NET REORGANIZATION EXPENSE                                   -           -                -           -                   -

INCOME TAX EXPENSE / (BENEFIT)                               -           -                -           -                   -

                                           ---------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                        -           -                -           -                   -
                                           =================================================================================
                                                             POLAROID
                                             POLAROID DRY     ONLINE
                                              IMAGING LLC  SERVICES, INC.
                                           --------------------------------
Sales:3rd party                                         -               -
Intercompany-US to Foreign                              -               -
Intercompany-Domestic Subs                              -               -
Intercompany-Foreign to US                              -               -
Intercompany-Foreign Subs                               -               -
Intercompany Royalty                                    -               -
                                           --------------------------------
   TOTAL NET SALES                                      -               -

COS: 3rd party                                          -               -
     Intercompany                                       -               -
     Intercompany Royalty                               -               -
                                           --------------------------------
   TOTAL COS                                            -               -

GROSS MARGIN                                            -               -

Operating Expenses:                                     -               -
     Marketing                                          -               -
     General & Administrative                           -               -
     Research & Engineering                             -               -
     Restructuring & Other                              -               -
     Severance                                          -               -
     Profit Sharing                                     -               -
                                           --------------------------------
   TOTAL EXPENSES                                       -               -

                                           --------------------------------
PROFIT / (LOSS) FROM OPERATIONS                         -               -

Other Income:
     Interest Income - 3rd party                        -               -
     Interest Income - Intercompany                     -               -
     Other Income - 3rd party                           -               -
     Other Income - Intercompany                        -               -
     Interest Expense - 3rd party                       -               -
     Interest Expense - Intercompany                    -               -
                                           --------------------------------
   NET OTHER INCOME                                     -               -

EXCHANGE GAIN/(LOSS)                                    -               -
                                           --------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG.
  EXPENSE                                               -               -

NET REORGANIZATION EXPENSE                              -               -

INCOME TAX EXPENSE / (BENEFIT)                          -               -

                                           --------------------------------
NET EARNINGS / (LOSS)                                   -               -
                                           ================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 3, 2002
(IN U.S. $'S)

                                                     SUBTOTAL    US ADJUSTMENTS       ELIMINATIONS         TOTAL
                                                 -------------------------------------------------------------------
Sales: 3rd party                                     42,095,011              -                   -        42,095,011
Intercompany-US to Foreign                           43,617,563              -            (263,081)       43,354,482
Intercompany-Domestic Subs                            1,160,618              -          (1,160,618)                -
Intercompany-Foreign to US                                3,563              -              (3,563)                -
Intercompany-Foreign Subs                               594,219              -                   -           594,219
Intercompany Royalty                                  2,870,793              -                   -         2,870,793
                                                 -------------------------------------------------------------------
     TOTAL NET SALES                                 90,341,767              -          (1,427,262)       88,914,505

COS: 3rd party                                       34,402,220              -            (364,946)       34,037,274
       Intercompany                                  33,575,819              -           3,011,682        36,587,501
       Intercompany Royalty                                   -              -                   -                 -
                                                 -------------------------------------------------------------------
      TOTAL COS                                      67,978,038              -           2,646,737        70,624,775

GROSS MARGIN                                         22,363,729              -          (4,073,999)       18,289,730

Operating Expenses:
       Marketing                                     22,656,987              -                   -        22,656,987
       General & Administrative                       7,369,980              -                   -         7,369,980
       Research & Engineering                         6,674,282              -                   -         6,674,282
       Restructuring & Other                             23,259              -                   -            23,259
       Severance                                         35,260              -             (35,260)                -
       Profit Sharing                                   (35,702)             -                   -           (35,702)
                                                 -------------------------------------------------------------------
     TOTAL EXPENSES                                  36,724,066              -             (35,260)       36,688,806

                                                 -------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (14,360,338)             -          (4,038,739)      (18,399,077)

Other Income:
       Interest Income - 3rd party                            -              -                   -                 -
       Interest Income - Intercompany                    61,291              -                   -            61,291
       Other Income - 3rd party                       9,985,594              -                   -         9,985,594
       Other Income - Intercompany                       (6,774)             -                   -            (6,774)
       Interest Expense - 3rd party                     299,905              -                   -           299,905
       Interest Expense - Intercompany                        -              -                   -                 -
                                                 -------------------------------------------------------------------
     NET OTHER INCOME                                 9,740,206              -                   -         9,740,206

EXCHANGE GAIN/(LOSS)                                   (426,726)             -                   -          (426,726)
                                                 -------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE        (5,046,858)             -          (4,038,739)       (9,085,597)

NET REORGANIZATION EXPENSE                            2,508,640              -                   -         2,508,640

INCOME TAX EXPENSE / (BENEFIT)                          109,295              -          (1,507,380)       (1,398,085)

                                                 -------------------------------------------------------------------
NET EARNINGS / (LOSS)                                (7,664,793)             -          (2,531,359)      (10,196,152)
                                                 ====================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 4, 2002 THROUGH MARCH 3, 2002

(IN U.S. $'S)

                                               POLAROID        POLAROID LATIN     POLAROID ASIA
                                             CORPORATION        AMERICA CORP.      PACIFIC LTD.
                                         --------------------------------------------------------
Sales: 3rd party                                 30,903,136            962,472                  -
Intercompany-US to Foreign                       18,849,242                  -                  -
Intercompany-Domestic Subs                          515,596                  -                  -
Intercompany-Foreign to US                                -              3,563                  -
Intercompany-Foreign Subs                                 -            281,242                  -
Intercompany Royalty                              1,501,715                  -                  -
                                         --------------------------------------------------------
     TOTAL NET SALES                             51,769,689          1,247,277                  -

COS: 3rd party                                   26,016,829          1,001,385             31,110
       Intercompany                              15,017,468            293,171                  -
       Intercompany Royalty                               -                  -                  -
                                         --------------------------------------------------------
      TOTAL COS                                  41,034,297          1,294,556             31,110

GROSS MARGIN                                     10,735,392            (47,279)           (31,110)

Operating Expenses:
       Marketing                                 11,879,297            204,093                  -
       General & Administrative                   4,343,274                  -                  -
       Research & Engineering                     3,203,141                  -                  -
       Restructuring & Other                              -             23,259                  -
       Severance                                          -                  -                  -
       Profit Sharing                              (346,772)                 -                  -
                                         --------------------------------------------------------
     TOTAL EXPENSES                              19,078,940            227,352                  -

                                         --------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                  (8,343,549)          (274,631)           (31,110)

Other Income:
       Interest Income - 3rd party                        -                  -                  -
       Interest Income - Intercompany                     -                  -                  -
       Other Income - 3rd party                   1,560,707             31,290                  -
       Other Income - Intercompany                   (1,875)                 -                  -
       Interest Expense - 3rd party                 115,327             12,249                  -
       Interest Expense - Intercompany                    -                  -                  -
                                         --------------------------------------------------------
     NET OTHER INCOME                             1,443,505             19,041                  -

EXCHANGE GAIN/(LOSS)                                152,086            (35,308)                 -
                                         --------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG.
  EXPENSE                                        (6,747,957)          (290,898)           (31,110)

NET REORGANIZATION EXPENSE                        1,430,066               (205)                 -

INCOME TAX EXPENSE / (BENEFIT)                       53,461                  -                  -

                                         --------------------------------------------------------
NET EARNINGS / (LOSS)                            (8,231,485)          (290,693)           (31,110)
                                         ========================================================

                                                                  POLAROID      POLAROID DIGITAL     POLAROID ID
                                           INNER CITY, INC.     EYEWEAR, INC.    SOLUTIONS, INC.     SYSTEMS, INC.
                                          ------------------------------------------------------------------------
Sales:  3rd party                                         -                 -          (733,624)           266,293
Intercompany-US to Foreign                                -                 -                 -             33,795
Intercompany-Domestic Subs                                -                 -                 -                  -
Intercompany-Foreign to US                                -                 -                 -                  -
Intercompany-Foreign Subs                                 -                 -                 -                  -
Intercompany Royalty                                      -                 -                 -                  -
                                          ------------------------------------------------------------------------
     TOTAL NET SALES                                      -                 -          (733,624)           300,088

COS: 3rd party                                            -                 -            10,292            339,261
       Intercompany                                       -                 -                 -             26,454
       Intercompany Royalty                               -                 -                 -                  -
                                          ------------------------------------------------------------------------
      TOTAL COS                                           -                 -            10,292            365,715

GROSS MARGIN                                              -                 -          (743,916)           (65,627)

Operating Expenses:
       Marketing                                          -                 -           473,250           (204,095)
       General & Administrative                           -                 -                 -                  -
       Research & Engineering                             -                 -                 -                  -
       Restructuring & Other                              -                 -                 -                  -
       Severance                                          -                 -                 -                  -
       Profit Sharing                                     -                 -                 -                  -
                                          ------------------------------------------------------------------------
     TOTAL EXPENSES                                       -                 -           473,250           (204,095)

                                          ------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                           -                 -        (1,217,166)           138,468

Other Income:
       Interest Income - 3rd party                        -                 -                 -                  -
       Interest Income - Intercompany                     -                 -                 -                  -
       Other Income - 3rd party                         127                 -         4,817,483                  -
       Other Income - Intercompany                        -                 -                 -                  -
       Interest Expense - 3rd party                       -                 -                 -                  -
       Interest Expense - Intercompany                    -                 -                 -                  -
                                          ------------------------------------------------------------------------
     NET OTHER INCOME                                   127                 -         4,817,483                  -

EXCHANGE GAIN/(LOSS)                                      -                 -                 -                  -
                                          ------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG.
  EXPENSE                                               127                 -         3,600,317            138,468

NET REORGANIZATION EXPENSE                                -                 -              (127)                 -

INCOME TAX EXPENSE / (BENEFIT)                            -                 -                 -                  -

                                          ------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                   127                 -         3,600,444            138,468
                                          ========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 4, 2002 THROUGH MARCH 3, 2002

(IN U.S. $'S)

                                                                 POLAROID           SUB DEBT            PRD               PRD
                                                              MALAYSIA, LTD.     PARTNERS CORP.   INVESTMENT, INC.   CAPITAL, INC.
                                                            -----------------------------------------------------------------------
Sales: 3rd party                                                      45,786                 -                  -               -
Intercompany-US to Foreign                                                 -                 -                  -               -
Intercompany-Domestic Subs                                                 -                 -                  -               -
Intercompany-Foreign to US                                                 -                 -                  -               -
Intercompany-Foreign Subs                                                  -                 -                  -               -
Intercompany Royalty                                                       -                 -                  -               -
                                                            -----------------------------------------------------------------------
  TOTAL NET SALES                                                     45,786                 -                  -               -

COS: 3rd party                                                        34,068                 -                  -               -
     Intercompany                                                          -                 -                  -               -
     Intercompany Royalty                                                  -                 -                  -               -
                                                            -----------------------------------------------------------------------
  TOTAL COS                                                           34,068                 -                  -               -

GROSS MARGIN                                                          11,718                 -                  -               -

Operating Expenses:
     Marketing                                                        19,743                 -                  -               -
     General & Administrative                                              -                 -                  -               -
     Research & Engineering                                                -                 -                  -               -
     Restructuring & Other                                                 -                 -                  -               -
     Severance                                                             -                 -                  -               -
     Profit Sharing                                                        -                 -                  -               -
                                                            -----------------------------------------------------------------------
  TOTAL EXPENSES                                                      19,743                 -                  -               -

                                                            -----------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                       (8,025)                -                  -               -

Other Income:
     Interest Income - 3rd party                                           -                 -                  -               -
     Interest Income - Intercompany                                   12,849                 -                  -               -
     Other Income - 3rd party                                              -                 -                  -               -
     Other Income - Intercompany                                           -                 -                  -               -
     Interest Expense - 3rd party                                         61                 -                  -               -
     Interest Expense - Intercompany                                       -                 -                  -               -
                                                            -----------------------------------------------------------------------
  NET OTHER INCOME                                                    12,788                 -                  -               -

EXCHANGE GAIN/(LOSS)                                                    (198)                -                  -               -
                                                            -----------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                          4,565                 -                  -               -

NET REORGANIZATION EXPENSE                                                 -                 -                  -               -

INCOME TAX EXPENSE / (BENEFIT)                                         6,035                 -                  -               -

                                                            -----------------------------------------------------------------------
NET EARNINGS / (LOSS)                                                 (1,470)                -                  -               -
                                                            =======================================================================

                                                               POLAROID MEMORIAL     POLAROID
                                                                   DRIVE LLC       PARTNERS, INC.   POLINT, INC.
                                                            -----------------------------------------------------
Sales: 3rd party                                                              -                -              -
Intercompany-US to Foreign                                                    -                -              -
Intercompany-Domestic Subs                                                    -                -              -
Intercompany-Foreign to US                                                    -                -              -
Intercompany-Foreign Subs                                                     -                -              -
Intercompany Royalty                                                          -                -              -
                                                            -----------------------------------------------------
  TOTAL NET SALES                                                             -                -              -

COS: 3rd party                                                                -                -              -
     Intercompany                                                             -                -              -
     Intercompany Royalty                                                     -                -              -
                                                            -----------------------------------------------------
  TOTAL COS                                                                   -                -              -

GROSS MARGIN                                                                  -                -              -

Operating Expenses:
     Marketing                                                                -                -              -
     General & Administrative                                                 -                -              -
     Research & Engineering                                                   -                -              -
     Restructuring & Other                                                    -                -              -
     Severance                                                                -                -              -
     Profit Sharing                                                           -                -              -
                                                            -----------------------------------------------------
  TOTAL EXPENSES                                                              -                -              -

                                                            -----------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                               -                -              -

Other Income:
     Interest Income - 3rd party                                              -                -              -
     Interest Income - Intercompany                                           -                -              -
     Other Income - 3rd party                                                 -                -              -
     Other Income - Intercompany                                              -                -              -
     Interest Expense - 3rd party                                             -                -              -
     Interest Expense - Intercompany                                          -                -              -
                                                            -----------------------------------------------------
  NET OTHER INCOME                                                            -                -              -

EXCHANGE GAIN/(LOSS)                                                          -                -              -
                                                            -----------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                                 -                -              -

NET REORGANIZATION EXPENSE                                                    -                -              -

INCOME TAX EXPENSE / (BENEFIT)                                                -                -              -

                                                            -----------------------------------------------------
NET EARNINGS / (LOSS)                                                         -                -              -
                                                            =====================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 4, 2002 THROUGH MARCH 3, 2002

(IN U.S. $'S)

                                                                 POLAROD ASIA
                                                                   PACIFIC                         INTERNATIONAL       MAG MEDIA,
                                                              INTERNATIONAL, INC.   PMC, INC.      POLAROID CORP.       LIMITED
                                                             ---------------------------------------------------------------------
Sales: 3rd party                                                               -           -                   -               -
Intercompany-US to Foreign                                                     -           -                   -               -
Intercompany-Domestic Subs                                                     -           -                   -               -
Intercompany-Foreign to US                                                     -           -                   -               -
Intercompany-Foreign Subs                                                      -           -                   -               -
Intercompany Royalty                                                           -           -                   -               -
                                                             ---------------------------------------------------------------------
  TOTAL NET SALES                                                              -           -                   -               -

COS: 3rd party                                                                 -           -                   -               -
     Intercompany                                                              -           -                   -               -
     Intercompany Royalty                                                      -           -                   -               -
                                                             ---------------------------------------------------------------------
  TOTAL COS                                                                    -           -                   -               -

GROSS MARGIN                                                                   -           -                   -               -

Operating Expenses:
     Marketing                                                                 -           -                   -               -
     General & Administrative                                                  -           -                   -               -
     Research & Engineering                                                    -           -                   -               -
     Restructuring & Other                                                     -           -                   -               -
     Severance                                                                 -           -                   -               -
     Profit Sharing                                                            -           -                   -               -
                                                             ---------------------------------------------------------------------
  TOTAL EXPENSES                                                               -           -                   -               -

                                                             ---------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                                -           -                   -               -

Other Income:
     Interest Income - 3rd party                                               -           -                   -               -
     Interest Income - Intercompany                                            -           -                   -               -
     Other Income - 3rd party                                                  -           -                   -               -
     Other Income - Intercompany                                               -           -                   -               -
     Interest Expense - 3rd party                                              -           -                   -               -
     Interest Expense - Intercompany                                           -           -                   -               -
                                                             ---------------------------------------------------------------------
  NET OTHER INCOME                                                             -           -                   -               -

EXCHANGE GAIN/(LOSS)                                                           -           -                   -               -
                                                             ---------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                                  -           -                   -               -

NET REORGANIZATION EXPENSE                                                     -           -                   -               -

INCOME TAX EXPENSE / (BENEFIT)                                                 -           -                   -               -

                                                             ---------------------------------------------------------------------
NET EARNINGS / (LOSS)                                                          -           -                   -               -
                                                             =====================================================================

                                                                                                    POLAROID
                                                              POLAROID EYEWEAR   POLAROID DRY         ONLINE
                                                                FAR EAST INC.     IMAGING LLC     SERVICES, INC.
                                                              ----------------------------------------------------
Sales: 3rd party                                                             -              -                  -
Intercompany-US to Foreign                                                   -              -                  -
Intercompany-Domestic Subs                                                   -              -                  -
Intercompany-Foreign to US                                                   -              -                  -
Intercompany-Foreign Subs                                                    -              -                  -
Intercompany Royalty                                                         -              -                  -
                                                              ----------------------------------------------------
  TOTAL NET SALES                                                            -              -                  -

COS: 3rd party                                                               -              -                  -
     Intercompany                                                            -              -                  -
     Intercompany Royalty                                                    -              -                  -
                                                              ----------------------------------------------------
  TOTAL COS                                                                  -              -                  -

GROSS MARGIN                                                                 -              -                  -

Operating Expenses:
     Marketing                                                               -              -                  -
     General & Administrative                                                -              -                  -
     Research & Engineering                                                  -              -                  -
     Restructuring & Other                                                   -              -                  -
     Severance                                                               -              -                  -
     Profit Sharing                                                          -              -                  -
                                                              ----------------------------------------------------
  TOTAL EXPENSES                                                             -              -                  -

                                                              ----------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                              -              -                  -

Other Income:
     Interest Income - 3rd party                                             -              -                  -
     Interest Income - Intercompany                                          -              -                  -
     Other Income - 3rd party                                                -              -                  -
     Other Income - Intercompany                                             -              -                  -
     Interest Expense - 3rd party                                            -              -                  -
     Interest Expense - Intercompany                                         -              -                  -
                                                              ----------------------------------------------------
  NET OTHER INCOME                                                           -              -                  -

EXCHANGE GAIN/(LOSS)                                                         -              -                  -
                                                              ----------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                                -              -                  -

NET REORGANIZATION EXPENSE                                                   -              -                  -

INCOME TAX EXPENSE / (BENEFIT)                                               -              -                  -

                                                              ----------------------------------------------------
NET EARNINGS / (LOSS)                                                        -              -                  -
                                                              ====================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 4, 2002 THROUGH MARCH 3, 2002

(IN U.S. $'S)

                                                                 SUBTOTAL       US ADJUSTMENTS     ELIMINATIONS         TOTAL
                                                               -----------------------------------------------------------------
Sales: 3rd party                                                 31,444,063                  -                -       31,444,063
Intercompany-US to Foreign                                       18,883,037                  -         (150,947)      18,732,090
Intercompany-Domestic Subs                                          515,596                  -         (515,596)               -
Intercompany-Foreign to US                                            3,563                  -           (3,563)               -
Intercompany-Foreign Subs                                           281,242                  -                -          281,242
Intercompany Royalty                                              1,501,715                  -                -        1,501,715
                                                               -----------------------------------------------------------------
  TOTAL NET SALES                                                52,629,216                  -         (670,106)      51,959,110

COS: 3rd party                                                   27,432,945                  -        1,117,850       28,550,795
     Intercompany                                                15,337,093                  -        1,625,631       16,962,724
     Intercompany Royalty                                                 -                  -                -                -
                                                               -----------------------------------------------------------------
  TOTAL COS                                                      42,770,038                  -        2,743,481       45,513,519

GROSS MARGIN                                                      9,859,177                  -       (3,413,587)       6,445,590

Operating Expenses:
     Marketing                                                   12,372,288                  -                -       12,372,288
     General & Administrative                                     4,343,274                  -                -        4,343,274
     Research & Engineering                                       3,203,141                  -                -        3,203,141
     Restructuring & Other                                           23,259                  -           22,497           45,756
     Severance                                                            -                  -                -               -
     Profit Sharing                                                (346,772)                 -                -         (346,772)
                                                               -----------------------------------------------------------------
  TOTAL EXPENSES                                                 19,595,190                  -           22,497       19,617,687

                                                               -----------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                  (9,736,013)                 -       (3,436,084)     (13,172,097)

Other Income:
     Interest Income - 3rd party                                          -                  -                -                -
     Interest Income - Intercompany                                  12,849                  -                -           12,849
     Other Income - 3rd party                                     6,409,607                  -              392        6,409,999
     Other Income - Intercompany                                     (1,875)                 -                -           (1,875)
     Interest Expense - 3rd party                                   127,637                  -                -          127,637
     Interest Expense - Intercompany                                      -                  -                -                -
                                                               -----------------------------------------------------------------
  NET OTHER INCOME                                                6,292,944                  -              392        6,293,336

EXCHANGE GAIN/(LOSS)                                                116,580                  -                -          116,580
                                                               -----------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                    (3,326,488)                 -       (3,435,692)      (6,762,180)

NET REORGANIZATION EXPENSE                                        1,429,734                  -                -        1,429,734

INCOME TAX EXPENSE / (BENEFIT)                                       59,496                  -       (1,263,026)      (1,203,530)
                                                               -----------------------------------------------------------------
NET EARNINGS / (LOSS)                                            (4,815,719)                 -       (2,172,666)      (6,988,385)
                                                               =================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MARCH 3, 2002

(IN U.S. $'S)

                                                              POLAROID       POLAROID LATIN     POLAROID ASIA
                                                             CORPORATION      AMERICA CORP.      PACIFIC LTD.    INNER CITY, INC.
                                                           --------------    --------------     -------------    ----------------
ASSETS

TOTAL CASH                                                    108,045,842         3,686,185            15,310              10,031

NET RECEIVABLES - THIRD PARTY                                  39,478,080         3,392,343                 -              17,186
NET RECEIVABLES - INTERCOMPANY                                 42,109,342        13,182,209         8,934,376                   -
NET INVENTORIES                                               157,331,273         2,073,102                 -                   -
TOTAL PREPAID EXPENSES                                          4,445,993         1,028,056            43,500                   -
                                                           ------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                          351,410,530        23,361,895         8,993,186              27,217
                                                           ------------------------------------------------------------------------
NET FIXED ASSETS                                              253,528,715         1,871,599                 -                   -

TOTAL OTHER NON-CURRENT ASSETS                                134,283,882         1,939,429         3,195,000                   -
                                                           ------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                      387,812,597         3,811,028         3,195,000                   -

                                                           ------------------------------------------------------------------------
TOTAL ASSETS                                                  739,223,126        27,172,923        12,188,186              27,217
                                                           ========================================================================

LIABILITIES
POST-PETITION NOTES                                             6,725,364                 -                 -                   -
POST-PETITION PAYABLES - THIRD PARTY                           24,701,015          (301,717)                -                  25
POST-PETITION PAYABLES - INTERCOMPANY                          17,073,381        (3,646,756)           28,611                   -
TOTAL POST-PETITION ACCRUALS                                   26,885,405           422,376            68,000               2,677

                                                           ------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        75,385,165        (3,526,097)           96,611               2,702

TOTAL POST-PETITION NON-CURRENT LIABILITIES                             -             8,639                 -                   -

TOTAL PREPETITION  LIABILITIES                              1,242,355,862        26,393,440         1,340,560          12,684,532

                                                           ------------------------------------------------------------------------
TOTAL LIABILITIES                                           1,317,741,028        22,875,982         1,437,171          12,687,234

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                       (578,517,901)        4,296,941        10,751,015         (12,660,017)

                                                           ------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                        739,223,126        27,172,923        12,188,186              27,217
                                                           ========================================================================

                                                              POLAROID        POLAROID DIGITAL      POLAROID ID
                                                            EYEWEAR, INC.      SOLUTIONS, INC.      SYSTEMS, INC.
                                                            -------------     ----------------      -------------
ASSETS

TOTAL CASH                                                              -                    -            281,035

NET RECEIVABLES - THIRD PARTY                                           -            4,562,985            963,370
NET RECEIVABLES - INTERCOMPANY                                   2,367,501                   -         41,340,614
NET INVENTORIES                                                         -                    -            455,959
TOTAL PREPAID EXPENSES                                                  -                    -                  -
                                                           --------------------------------------------------------
TOTAL CURRENT ASSETS                                            2,367,501            4,562,985         43,040,978
                                                           --------------------------------------------------------
NET FIXED ASSETS                                                        -                    -                  -

TOTAL OTHER NON-CURRENT ASSETS                                  5,354,760                    -                  -
                                                           --------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                        5,354,760                    -                  -

                                                           --------------------------------------------------------
TOTAL ASSETS                                                    7,722,261            4,562,985         43,040,978
                                                           ========================================================

LIABILITIES
POST-PETITION NOTES                                                     -                    -                  -
POST-PETITION PAYABLES - THIRD PARTY                                    -                    -             72,472
POST-PETITION PAYABLES - INTERCOMPANY                                   -                    -                  -
TOTAL POST-PETITION ACCRUALS                                      499,000                    -            414,920

                                                           --------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                           499,000                    -            487,392

TOTAL POST-PETITION NON-CURRENT LIABILITIES                             -                    -                  -

TOTAL PREPETITION  LIABILITIES                                  8,378,171                    -            828,750
                                                           --------------------------------------------------------
TOTAL LIABILITIES                                               8,877,171                    -          1,316,142

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         (1,154,910)           4,562,985         41,724,836

                                                           --------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                          7,722,261            4,562,985         43,040,978
                                                           ========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MARCH 3, 2002
(IN U.S. $'S)

                                                              POLAROID           SUB DEBT           PRD                 PRD
                                                            MALAYSIA, LTD.     PARTNERS CORP.  INVESTMENT, INC.     CAPITAL, INC.
                                                           ---------------   ----------------  ----------------     ------------
ASSETS

TOTAL CASH                                                         111,445                  -                 -                 -

NET RECEIVABLES - THIRD PARTY                                       59,024                  -                 -                 -
NET RECEIVABLES - INTERCOMPANY                                   4,583,850            517,993            50,000            99,909
NET INVENTORIES                                                          -                  -                 -                 -
TOTAL PREPAID EXPENSES                                              87,943              2,557                 -                 -

                                                           ------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                             4,842,262            520,550            50,000            99,909
                                                           ------------------------------------------------------------------------

NET FIXED ASSETS                                                     7,040                  -                 -                 -

TOTAL OTHER NON-CURRENT ASSETS                                           -                  -           600,000        29,100,000

                                                           ------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                             7,040                  -           600,000        29,100,000

                                                           ------------------------------------------------------------------------
TOTAL ASSETS                                                     4,849,302            520,550           650,000        29,199,909
                                                           ========================================================================

LIABILITIES
POST-PETITION NOTES                                                      -                  -                 -                 -
POST-PETITION PAYABLES - THIRD PARTY                                 4,287                  -                 -                 -
POST-PETITION PAYABLES - INTERCOMPANY                               37,439                  -                 -                 -
TOTAL POST-PETITION ACCRUALS                                        55,574                  -                 -                 -

                                                           ------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                             97,300                  -                 -                 -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                              -                  -                 -                 -

TOTAL PREPETITION  LIABILITIES                                     368,372                673               294               806

                                                           ------------------------------------------------------------------------
TOTAL LIABILITIES                                                  465,672                673               294               806

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                           4,383,630            519,877           649,706        29,199,103

                                                           ------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           4,849,302            520,550           650,000        29,199,909
                                                           ========================================================================

                                                            POLAROID MEMORIAL       POLAROID
                                                                DRIVE LLC         PARTNERS, INC.    POLINT, INC.
                                                           ------------------   ----------------    ------------
ASSETS

TOTAL CASH                                                                  -                  -               -

NET RECEIVABLES - THIRD PARTY                                               -                  -               -
NET RECEIVABLES - INTERCOMPANY                                         99,500                  -               -
NET INVENTORIES                                                             -                  -               -
TOTAL PREPAID EXPENSES                                                      -                  -               -

                                                           -------------------------------------------------------
TOTAL CURRENT ASSETS                                                   99,500                  -               -
                                                           -------------------------------------------------------
NET FIXED ASSETS                                                            -                  -               -

TOTAL OTHER NON-CURRENT ASSETS                                              -              1,000               -

                                                           -------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                                    -              1,000               -

                                                           -------------------------------------------------------
TOTAL ASSETS                                                           99,500              1,000               -
                                                           =======================================================

LIABILITIES
POST-PETITION NOTES                                                         -                  -               -
POST-PETITION PAYABLES - THIRD PARTY                                        -                  -               -
POST-PETITION PAYABLES - INTERCOMPANY                                       -                  -               -
TOTAL POST-PETITION ACCRUALS                                                -                  -               -
                                                           -------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                     -                  -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                 -                  -               -

TOTAL PREPETITION  LIABILITIES                                              -                950           1,957

                                                           -------------------------------------------------------
TOTAL LIABILITIES                                                           -                950           1,957

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                 99,500                 50          (1,957)

                                                           -------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                 99,500              1,000               -
                                                           =======================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MARCH 3, 2002
(IN U.S. $'S)

                                                              POLAROID ASIA
                                                                  PACIFIC                          INTERNATIONAL      MAG MEDIA,
                                                             INTERNATIONAL, INC.      PMC, INC.    POLAROID CORP.      LIMITED
                                                             -------------------    ------------   --------------   ------------
ASSETS

TOTAL CASH                                                               134,225               -                -              -

NET RECEIVABLES - THIRD PARTY                                              5,417               -                -              -
NET RECEIVABLES - INTERCOMPANY                                           113,169               -          850,299              -
NET INVENTORIES                                                                -               -                -              -
TOTAL PREPAID EXPENSES                                                    10,492               -                -              -

                                                           -----------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                     263,303               -          850,299              -
                                                           -----------------------------------------------------------------------

NET FIXED ASSETS                                                          22,349               -                -              -

TOTAL OTHER NON-CURRENT ASSETS                                                 -               -                -              -

                                                           -----------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                                  22,349               -                -              -

                                                           -----------------------------------------------------------------------
TOTAL ASSETS                                                             285,652               -          850,299              -
                                                           =======================================================================
LIABILITIES
POST-PETITION NOTES                                                            -               -                -              -
POST-PETITION PAYABLES - THIRD PARTY                                           -               -                -              -
POST-PETITION PAYABLES - INTERCOMPANY                                    (76,082)              -                -              -
TOTAL POST-PETITION ACCRUALS                                              60,140               -                -              -

                                                           -----------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                  (15,942)              -                -              -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                    -               -                -              -

TOTAL PREPETITION  LIABILITIES                                           251,594       1,225,666                -     10,216,564

                                                           -----------------------------------------------------------------------
TOTAL LIABILITIES                                                        235,652       1,225,666                -     10,216,564

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                    50,000      (1,225,666)         850,299    (10,216,564)

                                                           -----------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                   285,652               -          850,299              -
                                                           =======================================================================

                                                                                                    POLAROID
                                                              POLAROID BYEWEAR   POLAROID DRY        ONLINE
                                                                FAR EAST INC.     IMAGING LLC    SERVICES, INC.
                                                              ----------------   ------------    --------------
ASSETS

TOTAL CASH                                                                  -              -                 -

NET RECEIVABLES - THIRD PARTY                                               -              -                 -
NET RECEIVABLES - INTERCOMPANY                                              -              -                 -
NET INVENTORIES                                                             -              -                 -
TOTAL PREPAID EXPENSES                                                      -              -                 -

                                                             ---------------------------------------------------
TOTAL CURRENT ASSETS                                                        -              -                 -
                                                             ---------------------------------------------------
NET FIXED ASSETS                                                            -              -                 -

TOTAL OTHER NON-CURRENT ASSETS                                              -              -                 -

                                                             ---------------------------------------------------
TOTAL NON-CURRENT ASSETS                                                    -              -                 -

                                                             ---------------------------------------------------
TOTAL ASSETS                                                                -              -                 -
                                                             ===================================================
LIABILITIES
POST-PETITION NOTES                                                         -              -                 -
POST-PETITION PAYABLES - THIRD PARTY                                        -              -                 -
POST-PETITION PAYABLES - INTERCOMPANY                                       -              -                 -
TOTAL POST-PETITION ACCRUALS                                                -              -                 -

                                                             ---------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                     -              -                 -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                 -              -                 -

TOTAL PREPETITION  LIABILITIES                                              -              -                 -

                                                             ---------------------------------------------------
TOTAL LIABILITIES                                                           -              -                 -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                      -              -                 -

                                                             ---------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                      -              -                 -
                                                             ===================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MARCH 3, 2002
(IN U.S. $'S)

                                                               SUBTOTAL         US ADJUSTMENTS     ELIMINATIONS        TOTAL
                                                             -------------      --------------     ------------    -------------
ASSETS

TOTAL CASH                                                     112,284,073                   -                -      112,284,073

NET RECEIVABLES - THIRD PARTY                                   48,478,405                   -                -       48,478,405
NET RECEIVABLES - INTERCOMPANY                                 114,248,762                   -      (42,873,384)      71,375,378
NET INVENTORIES                                                159,860,334                   -       (4,866,553)     154,993,781
TOTAL PREPAID EXPENSES                                           5,618,541                   -        1,817,691        7,436,233

                                                           -----------------------------------------------------------------------
TOTAL CURRENT ASSETS                                           440,490,115                   -      (45,922,246)     394,567,869
                                                           -----------------------------------------------------------------------

NET FIXED ASSETS                                               255,429,703                   -                -      255,429,703

TOTAL OTHER NON-CURRENT ASSETS                                 174,474,071         (83,124,924)        (150,000)      91,199,147

                                                           -----------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                       429,903,774         (83,124,924)        (150,000)     346,628,850

                                                           -----------------------------------------------------------------------
TOTAL ASSETS                                                   870,393,888         (83,124,924)     (46,072,246)     741,196,718
                                                           =======================================================================

LIABILITIES
POST-PETITION NOTES                                              6,725,364                   -                -        6,725,364
POST-PETITION PAYABLES - THIRD PARTY                            24,476,082                   -                -       24,476,082
POST-PETITION PAYABLES - INTERCOMPANY                           13,416,593                   -       (2,204,102)      11,212,491
TOTAL POST-PETITION ACCRUALS                                    28,408,092                   -           10,740       28,418,832

                                                           -----------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                         73,026,131                   -       (2,193,362)      70,832,769

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          8,639                   -                -            8,639

TOTAL PREPETITION  LIABILITIES                               1,304,048,191                   -      (40,605,956)   1,263,442,235

                                                           -----------------------------------------------------------------------
TOTAL LIABILITIES                                            1,377,082,962                   -      (42,799,318)   1,334,283,644

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                        (506,689,073)        (83,124,924)      (3,272,928)    (593,086,925)

                                                           -----------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                         870,393,888         (83,124,924)     (46,072,246)     741,196,718
                                                           =======================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MARCH 3, 2002
(IN U.S. $'S)

                                                      POLAROID       POLAROID LATIN      POLAROID ASIA
                                                     CORPORATION       AMERICA CORP.       PACIFIC LTD.      INNER CITY, INC.
                                                   ---------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                         272,464,654                   -                    -                  -
  Non-Interest Overdrafts                                      -                   -                    -                  -
  Current Long-Term Debt                             573,900,990                   -                    -                  -
                                                   ---------------------------------------------------------------------------
PRE-PETITION NOTES                                   846,365,644                   -                    -                  -

Pre-Petition Payables
  Trade Accounts Payable                              64,393,389             105,569                    -             80,735
  Interco Payables-US to Foreign                      75,351,389                   -                6,248                  -
  Interco Payables-Foreign to US                               -           3,805,263                    -                  -
  Interco Payables-Domestic Subs                         279,909                   -            1,269,607         12,603,797
  Interco Payables-Foreign Subs                                -          22,482,608                    -                  -
                                                   ---------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                          140,024,687          26,393,440            1,275,855         12,684,532

Pre-Petition Accruals:
  Reserve Restructuring                               13,488,828                   -                    -                  -
  Accrued Payroll & Related Expenses                   8,415,953                   -               64,705                  -
  Accrued Tax & Gov't Accounts                                 -                   -                    -                  -
  Accrued Income Taxes                                   (17,456)                  -                    -                  -
  Deferred Income Tax - Current                                -                   -                    -                  -
  Accrued Warranty                                       333,285                   -                    -                  -
  Other Accrued Liabilities                           75,698,960                   -                    -                  -
  Post-Retirement Medical                                      -                   -                    -                  -
  Post-Employment Benefits                             4,500,000                   -                    -                  -
  Other Accrued Taxes                                 11,402,541                   -                    -                  -
                                                   ---------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                          113,822,111                   -               64,705                  -

                                                   ---------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES             1,100,212,441          26,393,440            1,340,560         12,684,532
                                                   ---------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                      -                   -                    -                  -
  Post-Employment Benefits                            43,214,497                   -                    -                  -
  Long-Term Debt                                               -                   -                    -                  -
  Deferred Taxes                                      13,691,782                   -                    -                  -
  Other                                               85,237,143                   -                    -                  -
                                                   ---------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES           142,143,422                   -                    -                  -

                                                   ---------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     1,242,355,862          26,393,440            1,340,560         12,684,532
                                                   ===========================================================================

                                                       POLAROID       POLAROID DIGITAL        POLAROID ID
                                                     EYEWEAR, INC.     SOLUTIONS,INC.         SYSTEMS,INC.
                                                   --------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                   -                   -                    -
  Non-Interest Overdrafts                                      -                   -                    -
  Current Long-Term Debt                                       -                   -                    -
                                                   --------------------------------------------------------
PRE-PETITION NOTES                                             -                   -                    -

Pre-Petition Payables
  Trade Accounts Payable                                       -                   -              614,573
  Interco Payables-US to Foreign                       2,811,916                   -                    -
  Interco Payables-Foreign to US                               -                   -                    -
  Interco Payables-Domestic Subs                       5,566,255                   -                    -
  Interco Payables-Foreign Subs                                -                   -                    -
                                                   --------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            8,378,171                   -              614,573

Pre-Petition Accruals:
  Reserve Restructuring                                        -                   -                    -
  Accrued Payroll & Related Expenses                           -                   -                    -
  Accrued Tax & Gov't Accounts                                 -                   -                    -
  Accrued Income Taxes                                         -                   -              214,177
  Deferred Income Tax - Current                                -                   -                    -
  Accrued Warranty                                             -                   -                    -
  Other Accrued Liabilities                                    -                   -                    -
  Post-Retirement Medical                                      -                   -                    -
  Post-Employment Benefits                                     -                   -                    -
  Other Accrued Taxes                                          -                   -                    -
                                                   --------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                    -                   -              214,177

                                                   --------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                 8,378,171                   -              828,750
                                                   --------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                      -                   -                    -
  Post-Employment Benefits                                     -                   -                    -
  Long-Term Debt                                               -                   -                    -
  Deferred Taxes                                               -                   -                    -
  Other                                                        -                   -                    -
                                                   --------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                     -                   -                    -

                                                   --------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                         8,378,171                   -              828,750
                                                   ========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MARCH 3, 2002
(IN U.S. $'S)

                                                        POLAROID            SUB DEBT            PRD                   PRD
                                                     MALAYSIA, LTD.      PARTNERS CORP.   INVESTMENT, INC.        CAPITAL, INC.
                                                     ---------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                     -                    -                  -                    -
  Non-Interest Overdrafts                                        -                    -                  -                    -
  Current Long-Term Debt                                         -                    -                  -                    -
                                                     ---------------------------------------------------------------------------
PRE-PETITION NOTES                                               -                    -                  -                    -

Pre-Petition Payables
  Trade Accounts Payable                                         -                    -                  -                    -
  Interco Payables-US to Foreign                                 -                    -                  -                    -
  Interco Payables-Foreign to US                                 -                    -                  -                    -
  Interco Payables-Domestic Subs                                 -                    -                294                  806
  Interco Payables-Foreign Subs                            169,684                    -                  -                    -
                                                     ---------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                169,684                    -                294                  806

Pre-Petition Accruals:
  Reserve Restructuring                                          -                    -                  -                    -
  Accrued Payroll & Related Expenses                             -                    -                  -                    -
  Accrued Tax & Gov't Accounts                                   -                    -                  -                    -
  Accrued Income Taxes                                     185,263                    -                  -                    -
  Deferred Income Tax - Current                                  -                    -                  -                    -
  Accrued Warranty                                             413                    -                  -                    -
  Other Accrued Liabilities                                 13,012                  673                  -                    -
  Post-Retirement Medical                                        -                    -                  -                    -
  Post-Employment Benefits                                       -                    -                  -                    -
  Other Accrued Taxes                                            -                    -                  -                    -
                                                     ---------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                198,688                  673                  -                    -

                                                     ---------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     368,372                  673                294                  806
                                                     ---------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                        -                    -                  -                    -
  Post-Employment Benefits                                       -                    -                  -                    -
  Long-Term Debt                                                 -                    -                  -                    -
  Deferred Taxes                                                 -                    -                  -                    -
  Other                                                          -                    -                  -                    -
                                                     ---------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                       -                    -                  -                    -

                                                     ---------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             368,372                  673                294                  806
                                                     ===========================================================================

                                                   POLAROID MEMORIAL       POLAROID
                                                      DRIVE LLC          PARTNERS, INC.        POLINT, INC.
                                                   --------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                     -                    -                  -
  Non-Interest Overdrafts                                        -                    -                  -
  Current Long-Term Debt                                         -                    -                  -
                                                   --------------------------------------------------------
PRE-PETITION NOTES                                               -                    -                  -

Pre-Petition Payables
  Trade Accounts Payable                                         -                    -                  -
  Interco Payables-US to Foreign                                 -                    -                  -
  Interco Payables-Foreign to US                                 -                    -                  -
  Interco Payables-Domestic Subs                                 -                  950              1,957
  Interco Payables-Foreign Subs                                  -                    -                  -
                                                   --------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                      -                  950              1,957

Pre-Petition Accruals:
  Reserve Restructuring                                          -                    -                  -
  Accrued Payroll & Related Expenses                             -                    -                  -
  Accrued Tax & Gov't Accounts                                   -                    -                  -
  Accrued Income Taxes                                           -                    -                  -
  Deferred Income Tax - Current                                  -                    -                  -
  Accrued Warranty                                               -                    -                  -
  Other Accrued Liabilities                                      -                    -                  -
  Post-Retirement Medical                                        -                    -                  -
  Post-Employment Benefits                                       -                    -                  -
  Other Accrued Taxes                                            -                    -                  -
                                                   --------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                      -                    -                  -

                                                   --------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                           -                  950              1,957
                                                   --------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                        -                    -                  -
  Post-Employment Benefits                                       -                    -                  -
  Long-Term Debt                                                 -                    -                  -
  Deferred Taxes                                                 -                    -                  -
  Other                                                          -                    -                  -
                                                   --------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                       -                    -                  -

                                                   --------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                   -                  950              1,957
                                                   ========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MARCH 3, 2002
(IN U.S. $'S)

                                                    POLAROD ASIA
                                                      PACIFIC                            INTERNATIONAL         MAG MEDIA,
                                                 INTERNATIONAL, INC.        PMC, INC.    POLAROID CORP.         LIMITED
                                                 ------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                    -                    -               -                  -
  Non-Interest Overdrafts                                       -                    -               -                  -
  Current Long-Term Debt                                        -                    -               -                  -
                                                 ------------------------------------------------------------------------
PRE-PETITION NOTES                                              -                    -               -                  -

Pre-Petition Payables
  Trade Accounts Payable                                        -                    -               -                  -
  Interco Payables-US to Foreign                            7,572                    -               -                  -
  Interco Payables-Foreign to US                                -                    -               -                  -
  Interco Payables-Domestic Subs                          232,739            1,225,438               -         10,216,564
  Interco Payables-Foreign Subs                                 -                    -               -                  -
                                                 ------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               240,311            1,225,438               -         10,216,564

Pre-Petition Accruals:
  Reserve Restructuring                                         -                    -               -                  -
  Accrued Payroll & Related Expenses                        8,797                    -               -                  -
  Accrued Tax & Gov't Accounts                                  -                    -               -                  -
  Accrued Income Taxes                                          -                  228               -                  -
  Deferred Income Tax - Current                                 -                    -               -                  -
  Accrued Warranty                                              -                    -               -                  -
  Other Accrued Liabilities                                 2,486                    -               -                  -
  Post-Retirement Medical                                       -                    -               -                  -
  Post-Employment Benefits                                      -                    -               -                  -
  Other Accrued Taxes                                           -                    -               -                  -
                                                 ------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                11,283                  228               -                  -

                                                 ------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    251,594            1,225,666               -         10,216,564
                                                 ------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                       -                    -               -                  -
  Post-Employment Benefits                                      -                    -               -                  -
  Long-Term Debt                                                -                    -               -                  -
  Deferred Taxes                                                -                    -               -                  -
  Other                                                         -                    -               -                  -
                                                 ------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                      -                    -               -                  -

                                                 ------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            251,594            1,225,666               -         10,216,564
                                                 ========================================================================

                                                                                             POLAROID
                                                    POLAROID EYEWEAR        POLAROID DRY      ONLINE
                                                       FAR EAST INC.         IMAGING LLC   SERVICES, INC.
                                                    -----------------------------------------------------
  CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                    -                    -               -
  Non-Interest Overdrafts                                       -                    -               -
  Current Long-Term Debt                                        -                    -               -
                                                    -----------------------------------------------------
PRE-PETITION NOTES                                              -                    -               -

Pre-Petition Payables
  Trade Accounts Payable                                        -                    -               -
  Interco Payables-US to Foreign                                -                    -               -
  Interco Payables-Foreign to US                                -                    -               -
  Interco Payables-Domestic Subs                                -                    -               -
  Interco Payables-Foreign Subs                                 -                    -               -
                                                    -----------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                     -                    -               -

Pre-Petition Accruals:
  Reserve Restructuring                                         -                    -               -
  Accrued Payroll & Related Expenses                            -                    -               -
  Accrued Tax & Gov't Accounts                                  -                    -               -
  Accrued Income Taxes                                          -                    -               -
  Deferred Income Tax - Current                                 -                    -               -
  Accrued Warranty                                              -                    -               -
  Other Accrued Liabilities                                     -                    -               -
  Post-Retirement Medical                                       -                    -               -
  Post-Employment Benefits                                      -                    -               -
  Other Accrued Taxes                                           -                    -               -
                                                    -----------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                     -                    -               -

                                                    -----------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                          -                    -               -
                                                    -----------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                       -                    -               -
  Post-Employment Benefits                                      -                    -               -
  Long-Term Debt                                                -                    -               -
  Deferred Taxes                                                -                    -               -
  Other                                                         -                    -               -
                                                    -----------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                      -                    -               -

                                                    -----------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                  -                    -               -
                                                    =====================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MARCH 3, 2002
(IN U.S. $'S)

                                                            SUBTOTAL        US ADJUSTMENTS         ELIMINATIONS          TOTAL
                                                       ----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                               272,464,654                 -                    -         272,464,654
  Non-Interest Overdrafts                                            -                 -                    -                   -
  Current Long-Term Debt                                   573,900,990                 -                    -         573,900,990
                                                       ----------------------------------------------------------------------------
PRE-PETITION NOTES                                         846,365,644                 -                    -         846,365,644

Pre-Petition Payables
  Trade Accounts Payable                                    65,194,266                 -                    -          65,194,266
  Interco Payables-US to Foreign                            78,177,125                 -           (5,448,637)         72,728,488
  Interco Payables-Foreign to US                             3,805,263                 -           (3,805,263)                 (0)
  Interco Payables-Domestic Subs                            31,398,316                 -          (31,398,316)                  -
  Interco Payables-Foreign Subs                             22,652,292                 -                    -          22,652,292
                                                       ----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                201,227,261                 -          (40,652,216)        160,575,046

Pre-Petition Accruals:
  Reserve Restructuring                                     13,488,828                 -                    -          13,488,828
  Accrued Payroll & Related Expenses                         8,489,455                 -                    -           8,489,455
  Accrued Tax & Gov't Accounts                                       -                 -                    -                   -
  Accrued Income Taxes                                         382,212                 -                    -             382,212
  Deferred Income Tax - Current                                      -                 -                    -                   -
  Accrued Warranty                                             333,698                 -                    -             333,698
  Other Accrued Liabilities                                 75,715,131                 -               46,260          75,761,391
  Post-Retirement Medical                                            -                 -                    -                   -
  Post-Employment Benefits                                   4,500,000                 -                    -           4,500,000
  Other Accrued Taxes                                       11,402,541                 -                    -          11,402,541
                                                       ----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                114,311,865                 -               46,260         114,358,125

                                                       ----------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                   1,161,904,770                 -          (40,605,956)      1,121,298,814
                                                       ----------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                            -                 -                    -                   -
  Post-Employment Benefits                                  43,214,497                 -                    -          43,214,497
  Long-Term Debt                                                     -                 -                    -                   -
  Deferred Taxes                                            13,691,782                 -                    -          13,691,782
  Other                                                     85,237,143                 -                    -          85,237,143
                                                       ----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 142,143,422                 -                    -         142,143,422

                                                       ----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                           1,304,048,191                 -          (40,605,956)      1,263,442,235
                                                       ============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002

(IN U.S. $ THOUSANDS)                                               POLAROID    POLAROID LATIN   POLAROID ASIA
                                                                  CORPORATION   AMERICA CORP.    PACIFIC LTD.     INNER CITY, INC.
                                                                 ------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                               (123,174)          (2,267)            (92)                28
Depreciation of property, plant and equipment                         31,444              136               -                  -
(Increase) / decrease in receivables                                  37,760            7,076              55                  3
(Increase) / decrease in inventories                                  53,948            1,579               -                  -
Increase / (decrease) in prepetition payables and accruals            (5,322)             (44)             71                 (2)
(Increase) / decrease in prepaids and other assets                     2,921              499             (10)                 -
Increase / (decrease) in payables and accruals                        55,045           (3,892)             41               (536)
Increase / (decrease) in compensation and benefits                   (53,211)            (160)            (65)                 -
Increase / (decrease) in federal, state and foreign income
  taxes                                                                    0                -               -                  -
Gain on the sale of real estate                                       (2,313)               -               -                  -
Other non-cash items                                                  62,210               25               -                508
                                                                  ------------------------------------------------------------------
Net cash provided / (used) by operating activities                    59,309            2,951               0                  1

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                 30,586              (35)              -                 (0)
Additions to property, plant and equipment                            (4,225)              (8)              -                  -
Proceeds from the sales of property, plant and equipment              57,696                -               -                  -

                                                                  ------------------------------------------------------------------
Net cash provided / (used) by investing activities                    84,057              (43)              -                 (0)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days or less                                    6,725                -               -                  -
Pre-petition short-term debt having maturities of more than
  90 days:
   Proceeds
   Payments                                                          (74,688)               -               -                  -
Return of Capital to Polaroid Corporation

                                                                  ------------------------------------------------------------------
Net cash provided / (used) by financing activities                   (67,963)               -               -                  -

Effect of exchange rate changes on cash                               (1,546)               -               -                  -

Net increase / (decrease) in cash and cash equivalents                73,857            2,908               0                  1

Cash and cash equivalents at beginning of period                      34,188              778              15                  9

Cash and cash equivalents at end of period                           108,046            3,686              15                 10

                                                                    POLAROID    POLAROID DIGITAL     POLAROID ID
                                                                  EYEWEAR, INC.  SOLUTIONS, INC.     SYSTEMS, INC.
                                                                 --------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                   (729)           3,757             2,471
Depreciation of property, plant and equipment                              -               74             1,228
(Increase) / decrease in receivables                                     367           (4,090)          (27,959)
(Increase) / decrease in inventories                                       -                6             1,705
Increase / (decrease) in prepetition payables and accruals               (77)               -            (1,753)
(Increase) / decrease in prepaids and other assets                         -                -               213
Increase / (decrease) in payables and accruals                           439              (83)              487
Increase / (decrease) in compensation and benefits                         -             (104)                -
Increase / (decrease) in federal, state and foreign income
  taxes                                                                    -                -                 1
Gain on the sale of real estate                                            -                -                 -
Other non-cash items                                                       -              490            24,223
                                                                 -------------------------------------------------
Net cash provided / (used) by operating activities                         0               51               614

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                      -                -                 -
Additions to property, plant and equipment                                 -               (7)             (351)
Proceeds from the sales of property, plant and equipment                   -                -                 -

                                                                 -------------------------------------------------
Net cash provided / (used) by investing activities                         -               (7)             (351)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days or less                                        -                -                 -
Pre-petition short-term debt having maturities of more than
  90 days:
   Proceeds
   Payments                                                                -                -                 -
Return of Capital to Polaroid Corporation                                                (600)

                                                                 -------------------------------------------------
Net cash provided / (used) by financing activities                         -             (600)                -

Effect of exchange rate changes on cash                                    -                -                 -

Net increase / (decrease) in cash and cash equivalents                     0             (557)              263

Cash and cash equivalents at beginning of period                           -              557                18

Cash and cash equivalents at end of period                                 -                -               281

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002

(IN U.S. $ THOUSANDS)                                               POLAROID       SUB DEBT          PRD              PRD
                                                                 MALAYSIA, LTD. PARTNERS CORP.  INVESTMENT, INC.  CAPITAL, INC.
                                                                 --------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                    113                -               -               -
Depreciation of property, plant and equipment                              1                -               -               -
(Increase) / decrease in receivables                                       4                -              (1)             (1)
(Increase) / decrease in inventories                                       -                -               -               -
Increase / (decrease) in prepetition payables and accruals               296                -               0               -
(Increase) / decrease in prepaids and other assets                         3                -               -               -
Increase / (decrease) in payables and accruals                          (169)               -               -               -
Increase / (decrease) in compensation and benefits                        (3)               -               -               -
Increase / (decrease) in federal, state and foreign income
  taxes                                                                 (191)               -               -               -
Gain on the sale of real estate                                            -                -               -               -
Other non-cash items                                                       -                -               -               -
                                                                 --------------------------------------------------------------

Net cash provided / (used) by operating activities                        55                -              (1)             (1)

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                      -                -              (0)              -
Additions to property, plant and equipment                                 -                -               -               -
Proceeds from the sales of property, plant and equipment                   -                -               -               -

                                                                 --------------------------------------------------------------
Net cash provided / (used) by investing activities                         -                -              (0)              -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days or less                                        -                -               -               -
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments                                                                -                -               -               -
Return of Capital to Polaroid Corporation

                                                                 --------------------------------------------------------------
Net cash provided / (used) by financing activities                         -                -               -               -

Effect of exchange rate changes on cash                                    -                -               -               -

Net increase / (decrease) in cash and cash equivalents                    55                -              (1)             (1)

Cash and cash equivalents at beginning of period                          57                -               1               1

Cash and cash equivalents at end of period                               111                -               -               -

(IN U.S. $ THOUSANDS)                                                         POLAROID MEMORIAL     POLAROID
                                                                                   DRIVE LLC      PARTNERS, INC.  POLINT, INC.
                                                                              -------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                                       -               -               -
Depreciation of property, plant and equipment                                               -               -               -
(Increase) / decrease in receivables                                                        -               -               -
(Increase) / decrease in inventories                                                        -               -               -
Increase / (decrease) in prepetition payables and accruals                                  -               -               -
(Increase) / decrease in prepaids and other assets                                          -               -               -
Increase / (decrease) in payables and accruals                                              -               -               -
Increase / (decrease) in compensation and benefits                                          -               -               -
Increase / (decrease) in federal, state and foreign income
  taxes                                                                                     -               -               -
Gain on the sale of real estate                                                             -               -               -
Other non-cash items                                                                        -               -               -
                                                                              -------------------------------------------------

Net cash provided / (used) by operating activities                                          -               -               -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                       -               -               -
Additions to property, plant and equipment                                                  -               -               -
Proceeds from the sales of property, plant and equipment                                    -               -               -

                                                                              -------------------------------------------------
Net cash provided / (used) by investing activities                                          -               -               -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days or less                                                         -               -               -
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments                                                                                 -               -               -
Return of Capital to Polaroid Corporation

                                                                              -------------------------------------------------
Net cash provided / (used) by financing activities                                          -               -               -

Effect of exchange rate changes on cash                                                     -               -               -

Net increase / (decrease) in cash and cash equivalents                                      -               -               -

Cash and cash equivalents at beginning of period                                            -               -               -

Cash and cash equivalents at end of period                                                  -               -               -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002

                                                                POLAROID ASIA
(IN U.S. $ THOUSANDS)                                              PACIFIC                       INTERNATIONAL      MAG MEDIA
                                                             INTERNATIONAL, INC.    PMC, INC.    POLAROID CORP.      LIMITED
                                                            ------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                      -                -               -               -
Depreciation of property, plant and equipment                              3                -               -               -
(Increase) / decrease in receivables                                     (42)               -               -               -
(Increase) / decrease in inventories                                       -                -               -               -
Increase / (decrease) in prepetition payables and accruals                 4                0               -               -
(Increase) / decrease in prepaids and other assets                        76                -               -               -
Increase / (decrease) in payables and accruals                           (39)               -               -               -
Increase / (decrease) in compensation and benefits                       (67)               -               -               -
Increase / (decrease) in federal, state and foreign income
  taxes                                                                    -               (0)              -               -
Gain on the sale of real estate                                            -                -               -               -
Other non-cash items                                                       1                -               -               -
                                                            ------------------------------------------------------------------

Net cash provided / (used) by operating activities                       (64)               0               -               -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                      -                -               -               -
Additions to property, plant and equipment                                 -                -               -               -
Proceeds from the sales of property, plant and equipment                   -                -               -               -

                                                            ------------------------------------------------------------------
Net cash provided / (used) by investing activities                         -                -               -               -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days or less                                        -                -               -               -
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments                                                                -                -               -               -
Return of Capital to Polaroid Corporation

                                                            ------------------------------------------------------------------
Net cash provided / (used) by financing activities                         -                -               -               -

Effect of exchange rate changes on cash                                    -                -               -               -

Net increase / (decrease) in cash and cash equivalents                   (64)               0               -               -

Cash and cash equivalents at beginning of period                         198                -               -               -

Cash and cash equivalents at end of period                               134                -               -               -

                                                                                                                    POLAROID
(IN U.S. $ THOUSANDS)                                                         POLAROID EYEWEAR   POLAROID DRY        ONLINE
                                                                                FAR EAST INC.     IMAGING LLC     SERVICES INC.
                                                                            ----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                                       -               -               -
Depreciation of property, plant and equipment                                               -               -               -
(Increase) / decrease in receivables                                                        -               -               -
(Increase) / decrease in inventories                                                        -               -               -
Increase / (decrease) in prepetition payables and accruals                                  -               -               -
(Increase) / decrease in prepaids and other assets                                          -               -               -
Increase / (decrease) in payables and accruals                                              -               -               -
Increase / (decrease) in compensation and benefits                                          -               -               -
Increase / (decrease) in federal, state and foreign income
  taxes                                                                                     -               -               -
Gain on the sale of real estate                                                             -               -               -
Other non-cash items                                                                        -               -               -
                                                                            ----------------------------------------------------

Net cash provided / (used) by operating activities                                          -               -               -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                       -               -               -
Additions to property, plant and equipment                                                  -               -               -
Proceeds from the sales of property, plant and equipment                                    -               -               -

                                                                            ----------------------------------------------------
Net cash provided / (used) by investing activities                                          -               -               -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days or less                                                         -               -               -
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments                                                                                 -               -               -
Return of Capital to Polaroid Corporation

                                                                            ----------------------------------------------------
Net cash provided / (used) by financing activities                                          -               -               -

Effect of exchange rate changes on cash                                                     -               -               -

Net increase / (decrease) in cash and cash equivalents                                      -               -               -

Cash and cash equivalents at beginning of period                                            -               -               -

Cash and cash equivalents at end of period                                                  -               -               -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 3, 2002

(IN U.S. $ THOUSANDS)

                                                                                   SUBTOTAL    ELIMINATIONS          TOTAL
                                                                                  ------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                               (119,892)         (1,456)       (121,348)
Depreciation of property, plant and equipment                                         32,886             517          33,403
(Increase) / decrease in receivables                                                  13,171          26,040          39,210
(Increase) / decrease in Inventories                                                  57,239           3,795          61,033
Increase / (decrease) in prepetition payables and accruals                            (6,827)         (3,140)         (9,967)
(Increase) / decrease in prepaids and other assets                                     3,701          (1,548)          2,153
Increase / (decrease) in payables and accruals                                        51,293            (952)         50,341
Increase / (decrease) in compensation and benefits                                   (53,610)            505         (53,103)
Increase / (decrease) in federal, state and foreign income taxes                        (190)            241              51
Gain on the sale of real estate                                                       (2,313)              -          (2,313)
Other non-cash items                                                                  87,457            (639)         86,817
                                                                                  ------------------------------------------

Net cash provided /(used) by operating activities                                     62,915          23,363          86,278

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                 30,551         (24,841)          5,710
Additions to property, plant and equipment                                            (4,591)              -          (4,591)
Proceeds from the sales of property, plant and equipment                              57,696             189          57,885

                                                                                  ------------------------------------------
Net cash provided / (used) by investing activities                                    83,656         (24,652)         59,004

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt having maturities
  90 days or less                                                                      6,725               -           6,725
Pre-petition short-term debt having maturities of more than 90 days:
   Proceeds
   Payments                                                                          (74,688)              -         (74,688)
Return of Capital to Polaroid Corporation                                               (600)            600               0

                                                                                  ------------------------------------------
Net cash provided / (used) by financing activities                                   (68,563)            600         (67,963)

Effect of exchange rate changes on cash                                               (1,546)              -          (1,546)

Net increase / (decrease) in cash and cash equivalents                                76,463            (689)         75,773

Cash and cash equivalents at beginning of period                                      35,821             690          36,511

Cash and cash equivalents at end of period                                           112,284               -         112,284

                              POLAROID CORPORATION
            STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS - PER BANKS
                        PERIOD FEBRUARY 4 - MARCH 3, 2002
                                  (IN U.S. $'S)

                                                                                                                 Net
                                                                Beg Bank                                         Bank
ACCOUNT NAME                                      Account #     Balance          Receipts        Disbursements   Transfers
                                                  ------------  ---------------  --------------  --------------  ----------------
WACHOVIA
     General Disbursement                            7505458    $    108,159.97  $        80.00  $     4,080.00
     Travel & Expense (old system)                   7509825    $          0.00
     Tax Disbursement                                7511882    $          0.00  $         0.00  $         0.00
     Lockbox                                        15907247    $    540,169.90  $    94,657.17  $         0.00
     Atlanta Deposits                               15907170    $    438,442.65  $    80,790.00  $     2,525.77
FLEET
     Patent                                         83049217    $     14,022.28  $         0.00  $    11,340.00
     Concentration                                  32590001    $  1,603,075.00  $ 7,249,860.36  $13,460,604.84  $   6,421,062.48
     Concentration Overnite Sweep                  9427756246   $ 58,428,764.91  $         0.00  $         0.00  $ (32,385,162.35)
     Vinnet Disbursement (T & E)                    80069410    $          0.00  $         0.00  $   797,774.59  $     797,774.59
     Maine Check Disbursement                       80216871    $          0.00  $         0.00  $14,548,582.37  $  14,548,582.37
     Lockbox                                       9429125472   $  1,136,931.86  $26,448,053.92  $         0.00  $ (27,222,886.31)
     Payroll                                        80133971    $  2,092,463.42  $     1,806.21  $ 9,635,947.33  $   8,809,095.13
     Customer Care                                  77132000    $     15,000.00  $   450,542.24  $         0.00  $    (450,542.24)
     Company Store                                    15172     $      5,000.00  $    39,650.07  $         0.00  $     (39,650.07)
     Merchant Account                               86181309    $      1,000.00  $    18,202.35  $         0.00  $     (18,202.35)
     Merchant Account                               54274314    $      1,000.00  $    14,071.25  $         0.00  $     (14,071.25)
     Dealer Refund (Cust. Serv. rebate checks)      2994-0004   $      8,658.86
     Inner City                                      Closed

CITIZENS                                           1130426359   $  2,476,102.30  $         0.00  $         0.00
BANKONE
     Concentration                                   5256666    $  1,237,230.44  $ 1,039,331.52  $ 1,325,902.64
     Lockbox                                         5183928    $          0.00
PITTSBURG NATIONAL BANK
     Lockbox                                        11035209    $          0.00
BANK OF AMERICA
     Lockbox                                        180105585   $          0.00

DREYFUS
     Money Market Fund                              981023427   $          0.00
CHASE
     Investment - Treasury MM Fund                  904821250   $ 40,080,741.00  $    51,214.68                  $  30,000,000.00

STATE STREET
     Polaroid Stock Liquidity Fund                    YVy9      $    211,575.46  $    18,000.26  $    18,145.32

NATIONAL CITY
     Polaroid ID Systems - General Disb             301485382   $    165,562.93  $         0.00  $         0.00
     Polaroid ID Systems - Payroll                 20000001002  $          0.00  $         0.00  $         0.00
NATIONAL BANK OF DETROIT
     Polaroid Digital Solutions                   895000050818  $    260,803.99  $         0.00  $         0.00

                                                                ---------------  --------------  --------------  ----------------
     TOTALS                                                     $108,824,704.97  $35,506,260.03  $39,804,902.86  $     446,000.00

DEUTSCHE BANK OF MALAYSIA
     Polaroid Malaysia Limited                      80275000    $      8,177.18  $         0.00  $    15,121.59  $      21,052.63
MAYBANK
     Polaroid Malaysia Limited                     14301310580  $    230,732.09  $    66,350.83  $    29,006.61 -$     171,052.63

DEUTSCHE BANK - HONG KONG BRANCH
     Polaroid Asia Pacific International Inc        97543000    $    172,057.03  $         0.00  $        29.60 -$      29,166.67
DEUTSCHE BANK NEW DELHI BRANCH
     Polaroid Asia Pacific International Inc         140718     $          0.00  $         0.00  $         0.00  $           0.00
     India Liaison Office                          1507276009   $     22,159.18  $       242.00  $    46,339.25  $      29,166.67

SUNTRUST BANK, MIAMI
     Polaroid Latin America                        45007335387  $    546,745.34  $ 1,984,922.64  $    76,711.83  $           0.00

POPULAR DE PUERTO RICO
     Polaroid Puerto Rico                            2402893    $    162,718.65  $   831,450.77  $    79,410.90  $           0.00

DEUTSCHE BANK
     Polaroid Corp acct                                         $ 13,735,000.00  $         0.00  $ 6,663,704.00 -$     295,000.00

ABN AMRO
     Polaroid Corp acct                                         $    401,000.00  $         0.00  $         0.00 -$       1,000.00

                                                                ---------------  --------------  --------------  ----------------
                                                                $124,103,294.44  $38,389,226.27  $46,715,226.64  $           0.00
                                                                ===============  ==============  ==============  ================

                                                  Other
                                                  Reconciling   End Bank         Deposits
ACCOUNT NAME                                      Items         Balance          in Transits
                                                  ----------    ---------------
WACHOVIA
     General Disbursement                                       $    104,159.97
     Travel & Expense (old system)                              $          0.00
     Tax Disbursement                                           $          0.00
     Lockbox                                                    $    634,827.07
     Atlanta Deposits                                           $    516,706.88
FLEET
     Patent                                                     $      2,682.28
     Concentration                                              $  1,813,393.00
     Concentration Overnite Sweep                               $ 26,043,602.56
     Vinnet Disbursement (T & E)                                $          0.00
     Maine Check Disbursement                                   $          0.00
     Lockbox                                                    $    362,099.47
     Payroll                                                    $  1,267,417.43
     Customer Care                                              $     15,000.00
     Company Store                                              $      5,000.00
     Merchant Account                                           $      1,000.00
     Merchant Account                                           $      1,000.00
     Dealer Refund (Cust. Serv.rebate checks)                   $      8,658.86
     Inner City

CITIZENS                                                        $  2,476,102.30
BANKONE
     Concentration                                              $    950,659.32
     Lockbox                                                    $          0.00
PITTSBURG NATIONAL BANK
     Lockbox                                                    $          0.00
BANK OF AMERICA
     Lockbox                                                    $          0.00

DREYFUS
     Money Market Fund                                          $          0.00
CHASE
     Investment - Treasury MM Fund                              $ 70,131,955.68

STATE STREET
     Polaroid Stock Liquidity Fund                              $    211,430.40

NATIONAL CITY
     Polaroid ID Systems - General Disb                         $    165,562.93
     Polaroid ID Systems - Payroll                              $          0.00
NATIONAL BANK OF DETROIT
     Polaroid Digital Solutions                                 $    260,803.99

                                                  ----------    ---------------
     TOTALS                                       $     0.00    $104,972,062.14

DEUTSCHE BANK OF MALAYSIA
     Polaroid Malaysia Limited                                  $     14,108.22
MAYBANK
     Polaroid Malaysia Limited                                  $     97,023.68

DEUTSCHE BANK - HONG KONG BRANCH
     Polaroid Asia Pacific International Inc     -$   303.60    $    142,557.16
DEUTSCHE BANK NEW DELHI BRANCH
     Polaroid Asia Pacific International Inc      $15,308.47    $     15,308.47
     India Liaison Office                         $     0.00    $      5,228.60

SUNTRUST BANK, MIAMI
     Polaroid Latin America                       $     0.00    $  2,454,956.15

POPULAR DE PUERTO RICO
     Polaroid Puerto Rico                         $     0.00    $    914,758.52

DEUTSCHE BANK
     Polaroid Corp acct                           $     0.00  $  6,776,296.00

ABN AMRO
     Polaroid Corp acct                           $     0.00    $    400,000.00

                                                  ----------    ---------------
                                                  $15,004.87    $115,792,298.94
                                                  ==========    ===============

Book to Bank Reconciling Differences                            $ (3,508,225.94)
                                                                ---------------
Book Balance at 3/3/02                                          $112,284,073.00
                                                                ===============

[JPMORGANCHASE LOGO]

                                            February 1, 2002 - February 28, 2002
                                            Page 1 of 4

                               904 000      Business Statement
    POLAROID CORPORATION DIP                Customer Service
    DENNIS O 'LEARY                         Call ServiceLine at 935-9935 from
    POLAROID CORPORATION DIP                area codes 212, 516, 716, 718 and
    265 MAIN STREET W3-3                    914 1-800-935-9935 from all other
    WALTHAM MA 02451                        area codes 24 hours a day, 7 days a
                                            week

                                            Primary Account Number 904-821250
                                            Number of Checks Enclosed:    0

       Money Market Account 904-821250                  POLAROID CORPORATION DIP

=======================================================================================================================
SUMMARY                                           NUMBER           AMOUNT
               Opening Balance                              $        100.02
               --------------------------------------------------------------------------------------------------------
               Deposits and Credits                     24  $581,044,579.68
               --------------------------------------------------------------------------------------------------------
               Withdrawals and Debits                   10  $490,912,724.00
               --------------------------------------------------------------------------------------------------------
               Checks Paid                                  $          0.00
               --------------------------------------------------------------------------------------------------------
               Ending Balance                               $ 70,131,955.68

               --------------------------------------------------------------------------------------------------------
               Average Balance              $70,102,180.90
               --------------------------------------------------------------------------------------------------------
               Interest Paid for 10 Day(s)  $    29,775.11                   Interest Credited Year to Date  $29,775.11

               Interest Rate(s):                        at

======================================================================================================================
DEPOSITS AND   DATE                            DESCRIPTION                                                  AMOUNT
CREDITS        -------------------------------------------------------------------------------------------------------
               02/01                           Aip Interest Payment                                    $      1,336.04
                                               INTEREST ON PRINCIPAL OF
                                               $40,081,154 AT AIP RATE=01.20% FOR
                                               AIP INVESTMENT DATED 01/31/02 AIP
                                               REFERENCE=31Y9991055031 EFFECTIVE
                                               YIELD=01.21%. EFFECTIVE YIELD
                                               REFLECTS COMPOUNDING OF INTEREST
               02/01                           Return of Aip Investment                                $ 40,081,154.00
                                               Principal
                                               AIP REDEMPTION OF J.P.MORGAN
                                               CHASE & CO. COMMERCIAL PAPER.
               02/04                           Aip Interest Payment                                    $      3,741.03
                                               INTEREST ON PRINCIPAL OF
                                               $40,082,490 AT AIP
                                               RATE=01.12% FOR AIP
                                               INVESTMENT DATED 02/01/02 AIP
                                               REFERENCE=31Y9991047032
                                               EFFECTIVE YIELD=01.13%.
                                               EFFECTIVE YIELD
                                               REFLECTS COMPOUNDING OF
                                               INTEREST
               02/04                           Return of Aip Investment                                $ 40,082,490.00
                                               Principal AIP REDEMPTION OF
                                               J.P. MORGAN CHASE & CO.
                                               COMMERCIAL PAPER.
               02/05                           Aip Interest Payment                                    $      1,213.72
                                               INTEREST ON PRINCIPAL OF
                                               $40,086,231 AT AIP RATE
                                               =01.09% FOR AIP INVESTMENT
                                               DATED 02/04/02 AIP REFERENCE=
                                               31Y9991017035 EFFECTIVE
                                               YIELD=01.10% EFFECTIVE YIELD
                                               REFLECTS COMPOUNDING OF
                                               INTEREST
               02/05                           Return of Aip Investment                                $ 40,086,231.00
                                               Principal AIP REDEMPTION OF
                                               J.P.MORGAN CHASE & CO.
                                               COMMERCIAL PAPER.
               02/06                           Aip Interest Payment                                    $      1,102.40
                                               INTEREST ON PRINCIPAL OF
                                               $40,087,444 AT AIP RATE
                                               =00.99% FOR

      You will receive detailed statements when applicable for Retirement,
                       Credit, and Securities accounts.

                  POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
                          TOTAL TRADE RECEIVABLES AGING
                               AS OF MARCH 3, 2002

-------------------------------------------------------------------------------------------------------------------------------
($000)                                                                       TRADE RECEIVABLES
                                                -------------------------------------------------------------------------------
                                                                    1 - 60          61 - 90      GREATER THAN
                                                    TOTAL            DAYS             DAYS         90 DAYS           TOTAL
COUNTRY                                            CURRENT         PAST DUE         PAST DUE       PAST DUE          TRADE
-------------------------------------------------------------------------------------------------------------------------------
AMERICAS

  Polaroid Corporation                              35,351,207      10,873,000       1,636,000       4,168,000       52,028,207
  Inner City                                                 -               -               -          33,700           33,700
  Polaroid Latin America Corporation                 2,378,917         529,854         106,896         (34,882)       2,980,785
  Polaroid Digital Solutions, Inc.                           -               -               -               -                -
  Polaroid ID Systems, Inc.                            278,387         547,622           6,999         130,363          963,370
  Polaroid Malaysia Limited                             64,123          19,044           1,563           1,010           85,740
                                                                                                                              -
  Polaroid Eyewear, Inc.                                     -               -               -               -                -
  PRD Capital, Inc.                                          -               -               -               -                -
  PRD Investment, Inc.                                       -               -               -               -                -
  International Polaroid Corporation                         -               -               -               -                -
  Mag-Media Ltd.                                             -               -               -               -                -
  PMC, Inc.                                                  -               -               -               -                -
  Polaroid Asia Pacific International, Inc.                  -               -               -               -                -
  Polaroid Dry Imaging, LLC                                  -               -               -               -                -
  Polaroid Eyewear FarEast, Inc.                             -               -               -               -                -
  Polaroid Memorial Drive, LLC                               -               -               -               -                -
  Sub Debt Partners Corp.                                    -               -               -               -                -
  Polaroid Online Services, Inc.                             -               -               -               -                -
  Polaroid Partners, Inc.                                    -               -               -               -                -
  Polint, Inc.                                               -               -               -               -                -
  Polaroid Asia Pacific Limited                              -               -               -               -                -

                                        TOTALS:     38,072,634      11,969,520       1,751,458       4,298,191       56,091,802
===============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
($000)                                                 TRADE RECEIVABLES
                                                 -----------------------------
                                                     LESS            LESS             NET                           TOTAL NET
                                                    DOUBT            CASH            TRADE                        RECEIVABLES-
COUNTRY                                             ACCTS.           DISC         RECEIVABLES         MISC        THIRD PARTY
------------------------------------------------------------------------------------------------------------------------------
AMERICAS

  Polaroid Corporation                              12,457,870       1,639,545      37,930,792       1,547,288      39,478,080
  Inner City                                            16,514               -          17,186               -          17,186
  Polaroid Latin America Corporation                   217,867          94,843       2,668,075         724,268       3,392,343
  Polaroid Digital Solutions, Inc.                           -               -               -       4,562,985       4,562,985
  Polaroid ID Systems, Inc.                                  -                         963,370               -         963,370
  Polaroid Malaysia Limited                             26,716                          59,024               -          59,024
                                                                                             -               -               -
  Polaroid Eyewear, Inc.                                     -               -               -               -               -
  PRD Capital, Inc.                                          -               -               -               -               -
  PRD Investment, Inc.                                       -               -               -               -               -
  International Polaroid Corporation                         -               -               -               -               -
  Mag-Media Ltd.                                             -               -               -               -               -
  PMC, Inc.                                                  -               -               -               -               -
  Polaroid Asia Pacific International, Inc.                  -               -               -           5,417           5,417
  Polaroid Dry Imaging, LLC                                  -               -               -               -               -
  Polaroid Eyewear FarEast, Inc.                             -               -               -               -               -
  Polaroid Memorial Drive, LLC                               -               -               -               -               -
  Sub Debt Partners Corp.                                    -               -               -               -               -
  Polaroid Online Services, Inc.                             -               -               -               -               -
  Polaroid Partners, Inc.                                    -               -               -               -               -
  Polint, Inc.                                               -               -               -               -               -
  Polaroid Asia Pacific Limited                              -               -               -               -               -

                                          TOTALS:   12,718,967       1,734,388      41,638,447       6,839,958      48,478,405
==============================================================================================================================

POLAROID CORPORATION
PAYROLL TAXES
FOR THE PERIOD OCT 12, 2001 THRU MAR 3, 2002

PAYROLL DATE         ACCRUED        PAID           DUE/(OVERPAID)
------------         -------        ----           --------------
NOV BEGIN BAL                                                      $  0.00
           10/25/01  $2,284,812.18  $2,285,107.11  $     (294.93)
            11/8/01  $2,290,259.06  $2,289,456.66  $      802.40
           11/20/01  $2,046,188.47  $2,046,188.47  $        0.00
NOV END BAL                                                        $507.47

           12/13/01  $2,554,787.00  $2,554,787.00  $        0.00
           12/20/01  $2,114,870.45  $2,114,870.45  $        0.00
           12/28/01  $    8,998.03  $    8,998.03  $        0.00
DEC END BAL                                                        $507.47

             1/3/02  $2,360,221.75  $2,360,221.75  $        0.00
            1/17/02  $2,726,310.78  $2,726,310.78  $        0.00
            1/31/02  $2,278,368.07  $2,278,368.07  $        0.00
JAN END BAL                                                        $507.47

            2/14/02  $2,726,773.87  $2,726,773.87  $        0.00
            2/28/02  $2,063,527.76  $2,063,527.76  $        0.00
FEB END BAL                                                        $507.47

POLAROID CORPORATION CONFIDENTIAL            04/10/02                     Page 1

POLAROID CORPORATION
STATEMENT OF OPERATIONS AND TAXES
FOR THE PERIOD 2/4/02 - 3/3/02
(IN U.S.$'S)

DEBTOR NAME:                            POLAROID CORPORATION
CASE NO:                                      01-10864

                        BEGINNING     AMOUNT      PAYMENTS/       ENDING
ACCOUNT DESCRIPTION      BALANCE     INCURRED     DEPOSITS        BALANCE
---------------------------------------------------------------------------
INCOME TAXES PAYABLE
(ACCT.  # 21610003)             0           -             -             0
FRANCHISE TAXES
PAYABLE  (ACCT. #
21380202)                       0     (31,117)      (31,117)            0

PERSONAL PROPERTY
TAXES PAYABLE  (ACCT.
# 21380201)                     0         (39)          (39)            0
SALES TAXES PAYABLE
(ACCT. # 213801XX)              0     (75,126)      (75,126)            0

In re: Polaroid Latin America Corporation      Case No.  01-10867
                  Debtor                       Reporting Period:   February 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                     BEGINNING    AMOUNT                                            ENDING
                                        TAX      WITHHELD OR    AMOUNT      DATE     CHECK NO.       TAX
                                     LIABILITY    ACCRUED        PAID       PAID      OR EFT      LIABILITY
FEDERAL
--------------------------------------------------------------------------------------------------------------
Withholding                         NONE
FICA-Employee  (21410652)                  0.00       841.50      841.50                                  0.00
FICA-Employer  (21410314)                  0.00       841.50      841.50                                  0.00
Unemployment   (21410316)                473.26         9.23        0.00                                482.49
Income                              NONE
Other:_________________             NONE
   Total Federal Taxes                   473.26     1,692.23    1,683.00                                482.49
STATE AND LOCAL
Withholding  (21410655)                    0.00     1,520.00    1,520.00                                  0.00
Sales                               NONE
Excise  (21380203)                         0.00         0.00        0.00                                  0.00
Unemployment   (21410317)              1,893.05        36.92        0.00                              1,929.97
Real Property                       NONE
Personal Property (21380201)          31,006.54         0.00        0.00                             31,006.54
Other: 7% Withholding (21380157)           0.00         0.00        0.00                                  0.00
   Total State and Local              32,899.59     1,556.92    1,520.00                             32,936.51
                                                                                                  ------------

TOTAL TAXES                           33,372.85     3,249.15    3,203.00                             33,419.00
                                                                                                  ============

                                                                      FORM MOR-4
                                                                       (9/99)

In re- Polaroid Asia Pacific International, Inc. Case No. 01-10878
               Debtor                            Reporting Period: February 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                               BEGINNING        AMOUNT                                               ENDING
                                  TAX         WITHHELD OR      AMOUNT        DATE     CHECK NO.       TAX
                               LIABILITY        ACCRUED         PAID         PAID       OR EFT     LIABILITY
FEDERAL
-----------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
                             --------------------------------------------                       -----------------
   Total Federal Taxes
                             --------------------------------------------                       -----------------

STATE AND LOCAL
Withholding - India               2,068.08        2,387.15       2,068.29                                2,386.93
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
                             --------------------------------------------                       -----------------
   Total State and Local          2,068.08        2,387.15       2,068.29                                2,386.93
                             --------------------------------------------                       -----------------

TOTAL TAXES                       2,068.08        2,387.15       2,068.29                                2,386.93
                             ============================================                       =================

                                                                      FORM MOR-4
                                                                     (9/99)

In re: Polaroid Asia Pacific Limited             Case No. 01-10866
                Debtor                           Reporting Period: February 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                     BEGINNING     AMOUNT                                                  ENDING
                                        TAX      WITHHELD OR     AMOUNT        DATE       CHECK NO.         TAX
                                     LIABILITY     ACCRUED        PAID         PAID         OR EFT       LIABILITY
FEDERAL
------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC Individual income tax - CS Ko           -         6,131.66       0.00          -              -       6,131.66
   Total State and Local
TOTAL TAXES

                                                                      FORM MOR-4
                                                                     (9/99)

In re: Polaroid ID Systems, Inc.                Case No.:  01-10870
                   Debtor                       Reporting Period:  February 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                  BEGINNING     AMOUNT                                                ENDING
                                     TAX      WITHHELD OR    AMOUNT        DATE       CHECK NO.        TAX
                                  LIABILITY     ACCRUED       PAID         PAID         OR EFT       LIABILITY
FEDERAL
-----------------------------------------------------------------------------------------------------------------
Withholding                                0        2,269        2,269     2/19/02                   $        0
FICA-Employee                              0          917          917     2/19/02                   $        0
FICA-Employer                              0          917          917     2/19/02                   $        0
Unemployment                               0            0            0                               $        0
Income                                     0
Other:_________________
   Total Federal Taxes
STATE AND LOCAL
Withholding                                0          234          234                               $        0
Sales
Excise
Unemployment                             211           92          303     2/21/02                   $        0
Real Property
Personal Property                          0           12           12                               $        0
Other:_________________
   Total State and Local
TOTAL TAXES

                                                                      FORM MOR-4
                                                                     (9/99)

In re Polaroid Malaysia Limited                  Case No. 01-10871
               Debtor                            Reporting Period:  January 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                  BEGINNING       AMOUNT                                              ENDING
                                     TAX        WITHHELD OR     AMOUNT      DATE       CHECK NO.       TAX
                                  LIABILITY       ACCRUED        PAID       PAID         OR EFT      LIABILITY
FEDERAL
-----------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:__Income_______________         -5,489        6,034        6,034                                     -5,489
   Total State and Local
TOTAL TAXES

                                                                      FORM MOR-4
                                                                     (9/99)

                                    EXHIBIT B
                                    ---------

                    Monthly Operating Reports Service Parties



Neal D. Goldman                          Robert Scheibe, Esq.
Polaroid Corporation                     Morgan, Lewis & Bockius LLP
784 Memorial Drive                       101 Park Avenue
Cambridge, MA 02139                      New York, NY 10178
BY OVERNIGHT COURIER                     BY OVERNIGHT COURIER

Mark Kenney, Esq.                        William H. Sudell, Jr., Esq.
Office of the U.S. Trustee               Morris Nichols, Arsht & Tunnell
844 King Street                          1201 North Market Street
Wilmington, DE  19899                    Wilmington, DE 19899
BY HAND-DELIVERY                         BY HAND-DELIVERY

Brendan Linehan Shannon, Esq.            Scott D. Cousins, Esq.
Young Conaway Stargatt & Taylor LLP      Scott Salerni, Esq.
The Brandywine Building, 17th Floor      Greenberg Traurig, LLP
1000 West Street                         The Brandywine Building
P.O. Box 391                             1000 West Street, Suite 1540
Wilmington, DE 19899                     Wilmington, DE 19801
BY HAND-DELIVERY                         BY HAND-DELIVERY

Frederick Hodara, Esq.                   Alfred A. Gray, Jr., Esq.
Philip Dublin, Esq.                      Greenberg Traurig, LLP
Akin, Gump, Strauss, Hauer               One International Place
  & Feld, L.L.P.                         Third Floor
590 Madison Avenue                       Boston, MA 02110
New York, NY 10022                       BY OVERNIGHT COURIER
BY OVERNIGHT COURIER

John Fouhey, Esq.
Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
BY OVERNIGHT COURIER